UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d) (2))
☒	Definitive Information Statement

GOLDEN MATRIX GROUP, INC.
(Name of Registrant As Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

GOLDEN MATRIX GROUP, INC.

3651 Lindell Road, Suite D131

Las Vegas, Nevada 89103

Telephone: (702) 318-7548

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS

INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE

OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

To:          The Stockholders of Golden Matrix Group, Inc.

Re:        Action by Written Consent In lieu of 2022 Annual Meeting of Stockholders

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock of Golden Matrix Group, Inc., a Nevada corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to notify our stockholders that effective on May 5, 2022, Anthony Brian Goodman, the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, and Luxor Capital LLC, which entity is beneficially owned and controlled by Mr. Goodman (collectively, the “Majority Stockholders”), which collectively beneficially own an aggregate of 18,000,579 total voting shares, representing 50.5% of the Company’s voting stock as of such date, including (a) 10,500,579 shares of common stock, representing 37.3% of the Company’s outstanding shares of common stock, and (b) 1,000 shares of the Company’s Series B Voting Preferred Stock, representing 100% of the Company’s issued and outstanding Series B Voting Preferred Stock, which Series B Voting Preferred Stock shares each vote 7,500 voting shares on stockholder matters (7,500,000 shares in aggregate), totaling an aggregate of 18,000,579 total voting shares, or 50.5% of the Company’s total voting shares, executed a written consent in lieu of the 2022 annual meeting of stockholders (the “Majority Stockholder Consent”), approving the following matters, which had previously been approved by the Board of Directors of the Company (the “Board”) on May 5, 2022:

●	the adoption of a Certificate of Amendment to our Articles of Incorporation establishing a three class, classified Board of Directors, consisting of up to thirteen individuals;

●

the adoption of a Certificate of Amendment to our Articles of Incorporation to require a supermajority vote to amend certain provisions of our articles, including those relating to the structure of our Board of Directors;

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●	the appointment of five members to our Board of Directors, to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified;

●	the adoption of the Golden Matrix Group, Inc. 2022 Equity Incentive Plan;

●	the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending October 31, 2022;

●	the approval, on an advisory basis, of the holding of future frequency votes on executive compensation every three years; and

●	the approval, on an advisory basis, of the 2021 compensation of our named executive officers.

This notice, the accompanying Information Statement and our transition report on Form 10-KT for the transition period from February 1, 2021 to October 31, 2021 (the “Form 10-KT”), are being made available on or about May 19, 2022 to all of our stockholders of record at the close of business on May 5, 2022.

In accordance with Rule 14c-2 of the Exchange Act, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders, provided that because we are making this Information Statement available on the Internet (as described below), the corporate actions will become effective no earlier than forty (40) days after the date notice of the internet availability of such Information Statement materials is first sent to stockholders, which we expect to be on or approximately June 28, 2022.

The Company is pleased to utilize the Securities and Exchange Commission rules that allow issuers to furnish stockholder materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Information Statement Materials, on or about May 19, 2022, to our stockholders of record as of the close of business on May 5, 2022. The notice contains instructions on how to access our Information Statement and Form 10-KT. In addition, the notice contains instructions on how you may receive a paper copy of the Information Statement and Form 10-KT or elect to receive your Information Statement and Form 10-KT over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the mailing.

The enclosed Information Statement is also available at https://www.iproxydirect.com/GMGI. This website also includes copies of the Information Statement and the Form 10-KT. Stockholders may also request a copy of the Information Statement and the Company’s Form 10-KT by contacting our main office at (702) 318-7548.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Las Vegas, Nevada	/s/ Anthony Brian Goodman
May 18, 2022	Anthony Brian Goodman,
President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer, and Chairman of the Board of Directors

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DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Golden Matrix” and “Golden Matrix Group, Inc.” refer specifically to Golden Matrix Group, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Information Statement only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission;

●	“Securities Act” refers to the Securities Act of 1933, as amended; and

●	“FYE” means fiscal year end.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1A. of our Transition Report on Form 10-KT for the transition period from February 1, 2021 to October 31, 2021, as filed with the Securities and Exchange Commission on January 13, 2022 (the “Form 10-KT”).

Website links included in this Information Statement are for convenience only. The content in any website links included in this Information Statement is not incorporated herein and does not constitute a part of this Information Statement.

INCORPORATION BY REFERENCE

To the extent that this Information Statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities or the Exchange Act, the section of this Information Statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

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GOLDEN MATRIX GROUP, INC.

3651 Lindell Road, Suite D131

Las Vegas, Nevada 89103

Telephone: (702) 318-7548

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

Notice of the Internet availability of this Information Statement is being mailed on or about May 19, 2022, to the holders of record at the close of business on May 5, 2022 (the “Record Date”) of shares of the common stock and preferred stock of Golden Matrix Group, Inc., a Nevada corporation, in connection with actions taken by the holder of a majority of our outstanding voting shares as follows:

●	the adoption of a Certificate of Amendment to our Articles of Incorporation establishing a three class, classified Board of Directors, consisting of up to thirteen individuals;

●

the adoption of a Certificate of Amendment to our Articles of Incorporation to require a supermajority vote to amend certain provisions of our articles, including those relating to the structure of our Board of Directors;

●	the appointment of five members to our Board of Directors (the “Board”), to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified;

●	the adoption of the Golden Matrix Group, Inc. 2022 Equity Incentive Plan;

●	the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending October 31, 2022;

●	the approval, on an advisory basis, of the holding of future frequency votes on executive compensation every three years; and

●	the approval, on an advisory basis, of the 2021 compensation of our named executive officers.

On May 5, 2022, Anthony Brian Goodman, the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, and Luxor Capital LLC, which entity is beneficially owned and controlled by Mr. Goodman (collectively, the “Majority Stockholders”) which collectively beneficially own an aggregate of 18,000,579 total voting shares, representing 50.5% of the Company’s voting stock as of such date, including (a) 10,500,579 shares of common stock, representing 37.3% of the Company’s outstanding shares of common stock, and (b) 1,000 shares of the Company’s Series B Voting Preferred Stock, representing 100% of the Company’s issued and outstanding Series B Voting Preferred Stock, which Series B Voting Preferred Stock shares each vote 7,500 voting shares on stockholder matters (7,500,000 shares), totaling an aggregate of 18,000,579 total voting shares, or 50.5% of the Company’s total voting shares, executed the Majority Stockholder Consent approving the actions described above, which was in lieu of our 2022 annual meeting of stockholders.

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Each of the actions described above, as approved by the Majority Stockholders pursuant to the Majority Stockholder Consent effective on May 5, 2022, had previously been approved by the Board of Directors of the Company on May 5, 2022.

The elimination of the need for a formal meeting of the stockholders to approve the actions is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the formal meeting. According to Section 78.380(1)(b) of the Nevada Law, an action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and pursuant to Section 78.330 of Nevada Law, directors of every corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. In order to eliminate the costs and management time involved in holding an annual meeting and in order to effect the actions described above, the Board of Directors of the Company voted to utilize the written consent of the Majority Stockholders of the Company and did in fact obtain, the written consent of the Majority Stockholders to approve the actions described above, pursuant to the Majority Stockholder Consent.

The actions taken pursuant to the Majority Stockholder Consent were in lieu of our 2022 annual meeting of stockholders. This Information Statement shall constitute notice to you of the Majority Stockholders taking action by written consent under Section 78.320 of the NRS.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the Majority Stockholders will be effective no earlier than forty (40) days after the date notice of the internet availability of this Information Statement is first sent to stockholders, which we expect to be on or approximately June 28, 2022. Notice of the availability of this Information Statement is being mailed on or about May 19, 2022, to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

As a result of the above, your consent is not required and is not being solicited.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY

STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM

YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDER.

The following table sets forth the name of the Majority Stockholders, the number of shares of common stock and Series B Voting Preferred Stock held by the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of each of the corporate actions discussed above, and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series B Voting Preferred Stock held	Number of Votes held by Majority Stockholder		Number of Votes that Voted in favor of the Amendment	Percentage of the Voting Equity that Voted in favor of the Amendment
Luxor Capital LLC	7,470,483	—	7,470,483	(1)	7,470,483	20.98%
Anthony Brian Goodman	3,030,096	1,000	10,530,096		10,530,096	29.57%
Total	10,500,579	1,000	18,000,579		18,000,579	50.54%

(1)

The holder of the 1,000 shares of the Series B Voting Preferred Stock has the right to vote those shares of the Series B Voting Preferred Stock regarding any matter or action that is required to be submitted to the stockholders of the Company for approval. The vote of each share of the Series B Voting Preferred Stock is equal to and counted as 7,500 voting shares. Based on 35,615,909 total voting shares, including 28,115,909 shares voted by the common stock and 7,500,000 shares voted by the Series B Voting Preferred Stock. Anthony Brian Goodman, the Chief Executive Officer and member of the Board of Directors of the Company, serves as President of, owns and controls, and is deemed to beneficially own the shares held by Luxor Capital LLC.

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Dissenters’ Rights and Appraisal Rights

No dissenters’ or appraisal rights under Nevada Law are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required and Obtained

The number of votes cast in favor of the actions described above had to exceed the number of votes cast in opposition to the action in order to approve the above actions, except for the election of directors, which required a plurality of the votes cast. As of the Record Date, the Company had outstanding 28,115,909 shares of common stock, which each vote one (1) voting share on stockholder matters, and 1,000 shares of Series B Voting Preferred Stock, which each vote 7,500 voting shares on stockholder matters, or 7,500,000 total voting shares in aggregate, and as such, there were an aggregate of 35,615,909 total voting shares outstanding as of the Record Date. The Majority Stockholders voted an aggregate of 18,000,579 total voting shares, or 50.5% of the Company’s total voting shares as of the Record Date via the Majority Stockholder Consent, to approve the actions described above.

The entire cost of furnishing this Information Statement will be borne by the Company.

AMENDMENT TO ARTICLES OF INCORPORATION – CLASSIFIED BOARD

General

The Majority Stockholders, pursuant to the Majority Stockholder Consent, voted to approve the filing of a Certificate of Amendment to our Articles of Incorporation to amend our Articles of Incorporation to establish a three class, classified Board of Directors, consisting of up to thirteen individuals.  The amendment will become effective upon the filing of the Certificate of Amendment with the Nevada Secretary of State, which will be in substantially the form appended to this Information Statement as Appendix A, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, in order to comply with Nevada law.

Pursuant to the amendment, our directors will be divided into three classes, Class I, Class II and Class III, as nearly equal in number as possible, each having a term of three years, and the terms of each class will be staggered so that the term of only one class of directors will expire at each annual meeting.

The directors in Class I will each have a term expiring at the first annual meeting of the stockholders following the effectiveness of this Certificate of Amendment. The directors in Class II will each have a term expiring at the second annual meeting of the stockholders following the effectiveness of the Certificate of Amendment. The directors in Class III will each have a term expiring at the third annual meeting of stockholders following the effectiveness of the Certificate of Amendment. Any vacancies on the Board which occur during the year may be filled by the Board of Directors for the remainder of the affected Class’s full term.

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Upon the effective date of the Certificate of Amendment, the Board will be classified into three classes, with existing directors apportioned into those three classes as provided below:

Director Class	Director Names
Class I (terms expiring at 2023 Annual Meeting)	Weiting “Cathy” Feng and Aaron Richard Johnston
Class II (terms expiring at 2024 Annual Meeting)	Thomas E. McChesney and Murray G. Smith
Class III (terms expiring at 2025 Annual Meeting)	Anthony Brian Goodman

The amendments to the Articles of Incorporation to affect the classified Board of Directors described above and the supermajority amendment requirements described below, are expected to be combined and filed as part of one Certificate of Amendment.

Reasons for the Classified Board Amendment

The Board of Directors believes that a classified Board of Directors will provide important benefits to the Company and its stockholders. Among other things, a classified Board structure will assist the Board in protecting the interests of the Company’s stockholders in the event of an unsolicited offer for the Company by encouraging any potential acquirer to negotiate directly with the Board. Without the classified Board in place, the Company is more susceptible to a third party intent on quickly taking control of, and not paying fair value for, the business and assets of the Company. A classified Board structure would allow the Board the flexibility, time and leverage it needs to evaluate the fairness of a takeover proposal, negotiate on behalf of all stockholders, and weigh alternatives in order to provide maximum value for the Company’s stockholders. Additionally, the classified Board is designed to assure continuity and stability in the Board of Directors and ensures that, at any given time, a majority of the directors will have had at least one full year of experience on the Board, with the opportunity to understand the intricacies of our business and management’s long-term strategies for growth.

The Board also believes that a classified board structure will prevent sudden disruptive changes to the composition of the Board and enhance long-term planning. Three-year terms provide the Company’s directors an appropriate amount of time to develop a deeper and more thorough understanding of the Company’s business, competitive environment and strategic goals. Experienced directors are better positioned to provide effective oversight and advice consistent with the best interests of the stockholders. Additionally, electing a director to a three-year term enhances the independence of a non-employee director by providing him or her with a longer term of office. This longer term provides enhanced independence from management and from special interest groups that may have an agenda contrary to the long-term interests of the Company’s stockholders generally. The Company believes that three-year terms of Board members will encourage them to take on long-term initiatives for the substantial benefit of the Company’s stockholders.

Finally, given the current corporate governance climate in which many qualified directors are declining to serve on public company boards, the Company could be placed at a competitive disadvantage in recruiting qualified director candidates if such candidates are concerned that their service could potentially be cut short after only one year.

Effective Time and Implementation of the Amendment

The effective time for the classified board amendment will be the date on which we file the Certificate of Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the amendment. We currently anticipate that the Amendment will be effective no earlier than forty (40) days after this Information Statement has been made available to our stockholders, which we expect to be on or approximately June 28, 2022.

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AMENDMENT TO ARTICLES OF INCORPORATION – SUPER MAJORITY VOTING ON CERTAIN AMENDMENTS

General

Pursuant to the Majority Stockholder Consent, the Majority Stockholders approved the filing of a Certificate of Amendment to our Articles of Incorporation to require the affirmative vote of at least 66⅔% of the issued and outstanding shares entitled to vote in the election of our directors, subject to certain exceptions, voting as a single class, to amend or repeal certain provisions of our Articles of Incorporation, which we refer to as a “Supermajority Vote”.

As set forth in greater detail in the Certificate of Amendment, the requirement for a Supermajority Vote applies to any amendment, alteration, change or repeal may be made those provisions of our Articles of Incorporation establishing the number and classified structure of our Board of Directors (as discussed above), as well as to any amendment to the Supermajority Vote requirement itself.

Any Supermajority Vote will be in addition to the vote of the holders of any class or series of stock of the Company otherwise required by law, our Articles of Incorporation, the resolutions of our Board of Directors providing for the issuance of such class or series and any agreement between the Company and any securities exchange or over-the-counter market upon which our shares are listed or designated for trading.

The amendment will become effective upon the filing of a Certificate of Amendment with the Nevada Secretary of State substantially in the form appended to this Information Statement as Appendix B, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, in order to comply with Nevada law.

The amendments to the Articles of Incorporation to affect the classified Board of Directors described above under “Amendment to Articles of Incorporation – Classified Board”, and the supermajority amendment requirements described above, are expected to be combined and filed as part of one Certificate of Amendment.

Reasons for the Supermajority Vote Amendment

                The Board believes that the Supermajority Vote amendment will provide for a greater threshold for stockholder amendments of the classified Board of Directors’ requirement and make it less likely that a hostile takeover will result in the amendment of such provision of our Articles of Incorporation, as amended.

Effective Time and Implementation of the Amendment

The effective time for the Supermajority Voting amendment will be the date on which we file the Certificate of Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the amendment. We currently anticipate that the Amendment will be effective no earlier than forty (40) days after this Information Statement has been made available to our stockholders, which we expect to be on or approximately June 28, 2022.

ELECTION OF DIRECTORS

Pursuant to the Majority Stockholder Consent, upon recommendation of the Board, all five of the current members of our Board of Directors were re-elected to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified (subject to the amendment to our Articles of Incorporation to provide for a classified Board, as discussed above).

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Our directors and any additional directors we may appoint in the future are currently elected annually (or as often as we hold meetings of stockholders) and will hold office until our next annual meeting of the stockholders and until their successors are elected and qualified. Our directors may receive compensation as determined by us from time to time by vote of the Board of Directors. Such compensation might be in the form of stock options or other equity awards including common stock, or cash. Directors may be reimbursed by the Company for expenses incurred in attending meetings of the Board of Directors. Vacancies in the Board are filled by majority vote of the remaining directors.

Name of Director	Age	Position	Date First Appointed as Director
Anthony Brian Goodman	63	President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer, and Chairman of the Board of Directors	February 2016
Weiting “Cathy” Feng	38	Chief Operating Officer and Director	February 2016
Thomas E. McChesney	75	Director	April 2020
Murray G. Smith	51	Director	August 2020
Aaron Richard Johnston	48	Director	August 2020

The following is biographical information on the members of our Board of Directors:

Director Biographies

Anthony Brian Goodman: Mr. Goodman was appointed as Chief Executive Officer and Chairman of the Board in February 2016. Mr. Goodman is also currently Managing Director of Articulate Pty Ltd. an Australian technology and customer support company which he founded in January 1990. Mr. Goodman has served as Chief Executive Officer and director of Elray Resources, Inc. (“Elray”), which runs an online casino, a company which was previously reporting with the SEC until April 2019, since February 23, 2011. Mr. Goodman is also the managing member of two Nevada domiciled limited liability companies, (1) Luxor Capital LLC (which managing member position he has held since October 2015; and (2) Goodman Capital Group LLC (“Goodman”), a company that owns a family property in New York City (which entity’s sole purpose is to hold title to such property). Mr. Goodman also serves as the managing director of Global Technology Group Pty Ltd, a position which he has held since September 2019. Prior to immigrating to Australia, Mr. Goodman lived in South Africa where he served as VP of marketing and sales at Allergan Pharmaceuticals in South Africa from January 1982 to February 1984 and owned and operated a successful group of retail drug stores under the brand name Daelite Pharmacy Group from February 1984 to January 1990.

Mr. Goodman is a qualified Pharmacist graduating from the University of Witwatersrand in Johannesburg South Africa in 1981 with a Bachelor of Pharmacy degree and subsequently re-qualifying as a Pharmacist in Australia in 1989.

In his more than 30 years of senior management and corporate roles, Mr. Goodman has established an international reputation for his expertise in this industry and has a wide network of senior executive contacts in the gaming industry as well as a keen insight into the development of the information technology (IT) industry as a whole. He has experience in senior corporate planning. His roles have been entrepreneurial and include CEO and senior management positions in smaller organizations, which he founded or in which he held equity, as well as multinational organizations. He has a successful track record of implementing comprehensive business and project plans, meeting deadlines and expense forecasts as well as exceeding projections.

On September 30, 2016, the SEC instituted a cease-and-desist proceeding pursuant to Section 12C of the Exchange Act against Elray, in connection with an offer of settlement relating to an administrative proceeding previously brought against Elray. The administrative proceeding and settlement related to Elray’s sale of common stock in unregistered offering transactions in January 2014, from August 2014 to October 2014, and from January 2015 to February 2015, which financing transactions required Elray to issue a significant number of its shares of outstanding common stock and for which Elray failed to file Current Reports on Form 8-K pursuant to the requirements of Item 1.01 and Item 3.02 thereof, in violation of Section 13(a) of the Exchange Act and Rules 13a-11, 13a-13 and 12b-20 thereunder. The administrative order required Elray to pay civil penalties of $50,000 to the SEC, which were timely paid. The administrative order and settlement only related to Elray and did not relate to, or implicate, Mr. Goodman (who serves as Chief Executive Officer and director of Elray) or Weiting ‘Cathy’ Feng (who served, and continues to serve, as a director of Elray).

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Qualifications: The Board has concluded that Mr. Goodman’s significant experience in the gaming industry and knowledge of the Company’s operations qualifies him for service as a member of the Board of Directors.

Weiting ‘Cathy’ Feng: Ms. Feng was appointed as Director and Chief Financial Officer of the Company in February 2016, and served in such Chief Financial Officer role until April 2021, when she was appointed as Chief Operating Officer of the Company. Ms. Feng has also been the director of Etrader Enterprise Pty Ltd, an Australian technology consulting company, since January 2014. Ms. Feng has served as a member of the Board of Directors of Elray since April 2015. See also the discussion of the September 30, 2016, cease-and-desist proceeding against Elray, and related information regarding El Ray, included above under Mr. Goodman’s biographical information. She has been working in the financial area for more than ten years. Ms. Feng has extensive experience in financial reporting for U.S. public companies, including preparation of all financial statements, budgets, forecasts, cost allocations, investor disclosure, management financial reports, as well as significant experience in dealing with compliance and regulations with particular respect to the SEC and FINRA. Ms. Feng has the ability to maintain accurate financial management systems and processes, and analyze and present financial related information to facilitate the business decisions to grow business and resolve complex problems. Ms. Feng obtained a Bachelor of Science degree from Fundan University in Shanghai, China and a Master of Commerce degree from the University of Sydney in Sydney, Australia.

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Qualifications: The Board has concluded that Ms. Feng’s financial reporting and public company experience qualifies her for service as a member of the Board of Directors.

Thomas E. McChesney: Mr. McChesney has extensive financial and entrepreneurial experience as an executive and board member in the financial services industry. He served as lead independent director of VidBid, Inc., an early-stage technology-driven company helping contractors and home owners find each other in a more efficient manner, from April 2020 to February 2021. From 1995 through March 2016, he served as a Director of TrueBlue Inc., a $2.3B revenue NYSE-listed enterprise (TBI), and is the former Chair of its Compensation Committee and former member of its Audit Committee.

Mr. McChesney served as Senior Vice President and Syndicate Manager at Paulson Investment Company (“Paulson”) and was later appointed President of Paulson. He had joined Paulson in 1980 and left in 1995 to join Blackwell Donaldson Company, where he served as Director of Investment Banking from 1998 to 2005. He also served as a director of Nations Express Incorporated from 2004 to 2009.

Qualifications: The Board has concluded that Mr. McChesney’s financial and entrepreneurial experience and history serving on public company boards of directors qualifies him for service as a member of the Board of Directors.

Murray G. Smith: Mr. Smith is a licensed Certified Public Accountant in the State of Oregon, with over twenty-seven years’ accounting and finance leadership experience. Mr. Smith is also a Certified Fraud Examiner. Mr. Smith has operated his own consulting practice focusing on financial process improvement, client training to perform accounting procedures, Sarbanes-Oxley compliance and internal audit outsourcing, MGS Consulting, LLC, since March 2008. Since June 2020, Mr. Smith has also served as President and Founder of Complete Freedom Beverage, LLC d/b/a Cascadia Can Company, an Aluminum can brokering and mobile canning service company. Mr. Smith served as the Divisional Chief Financial Officer and corporate controller of Craft Canning + Bottling, LLC, a wholly-owned subsidiary of Eastside Distilling, Inc. (NASDAQ:EAST), a NASDAQ company, from October 2016 to September 2020. From February 2018 to March 2019, Mr. Smith served as Chief Financial Officer of Genesis Financial, Inc. (an OTC listed company) in the financial technology space. He also served as the Chief Financial Officer for Jewett-Cameron Trading Company, Ltd. (NASDAQ:JCTCF), a NASDAQ company, from September 2009 to June 2015. Mr. Smith previously served as the Chief Financial Officer for Paulson Capital Corp. (NASDAQ:PLCC), a NASDAQ company, from 2006-2014 where he co-led a reverse merger transaction of the parent company, while navigating the regulatory hurdles of the SEC, NASDAQ & FINRA in simultaneously spinning out the Broker-Dealer subsidiary to a new ownership group and creating a $10 Million liquidating trust. Mr. Smith’s other previous employers have included positions with Intel Corporation (Accounting Management), Arthur Andersen (CPA and Consulting Services) and Allegheny Teledyne, Inc. (Internal Audit). He is a graduate of the University of Washington, with a Bachelor of Arts degree awarded in 1993 in Business Administration with a concentration in Accounting. Mr. Smith also previously held the following FINRA Licenses: Series 7, 27 and 66.

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Qualifications: The Board has concluded that Mr. Smith’s accounting and finance leadership background and experience qualifies him for service as a member of the Board of Directors.

Aaron Richard Johnston: Mr. Johnston has held senior executive-level positions for the past 20 years with major online gambling companies. He currently serves as a Director of sports betting operator Asian BGE (Isle of Man) Limited, which operates under licenses held in the United Kingdom and Ireland, which position he has held since August 2014. In addition, he currently serves as an advisor to a number of sports betting and gaming businesses within the online gambling sector. Mr. Johnston previously served as Director of International Operations for London-based William Hill plc, a major online and land-based gaming operator. He was also Managing Director of Virtue Fusion Limited, a subsidiary of Playtech plc, one of the leading gambling software and services businesses. Prior to serving as the Managing Director of Virtue Fusion Limited, he served as Commercial Director for Playtech plc and was instrumental in its growth during this period. Mr. Johnston currently holds remote gaming licenses for the United Kingdom and Ireland, and has a personal management license with the United Kingdom Gambling Commission. He received his Bachelor of Commerce in Economics from the University of Canterbury, in Christchurch, New Zealand.

Qualifications: The Board has concluded that Mr. Johnston’s significant online gambling experience qualifies him for service as a member of the Board of Directors.

Director Qualifications

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

THE COMPANY’S 2022 EQUITY INCENTIVE PLAN

General

On May 5, 2022, the Board of Directors adopted, subject to the ratification by the Majority Stockholders, which ratification occurred pursuant to the Majority Stockholder Consent, effective on May 5, 2022, the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) in the form of the attached Appendix C.

The following is a summary of the principal features of the 2022 Plan. This summary does not purport to be a complete description of all of the provisions of the 2022 Plan. It is qualified in its entirety by reference to the full text of the 2022 Plan, which is included as Appendix C to this information statement.

The 2022 Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) restricted stock units, (v) stock awards; (vi) shares in performance of services; (vii) other stock-based awards; or (viii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant.

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Summary of the 2022 Plan

Shares Available Under the 2022 Plan; Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is the sum of (i) 5,000,000 shares, and (ii) an annual increase on May 1st of each calendar year, beginning in 2023 and ending in 2032, in each case subject to the approval of the Board of Directors or the compensation committee of the Company (if any) on or prior to the applicable date, equal to the lesser of (A) ten percent (10%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) 1,000,000 shares of common stock; and (C) such smaller number of shares as determined by the Board of Directors or compensation committee of the of the Company (if any)(the “Share Limit”), also known as an “evergreen” provision. Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the Board of Directors or the compensation committee (if any) does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 10,000,000 total awards and 10,000,000 incentive stock options may be granted pursuant to the terms of the 2022 Plan.

If an award granted under the 2022 Plan entitles a holder to receive or purchase shares of the Company’s common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2022 Plan. As a result, the shares available for granting future awards under the 2022 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2022 Plan in connection with awards previously granted under such 2022 Plan will again be available for awards under the 2022 Plan as follows: shares of the Company’s common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

In no event, however, may common stock that is surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding requirements be available for future grants under the 2022 Plan. In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2022 Plan.

The shares available for awards under the 2022 Plan will be authorized but unissued shares of the Company’s common stock or shares acquired in the open market or otherwise.

Award Limitations on Non-Director Awards

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $750,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

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Administration

The Company is the issuer (manager) of the 2022 Plan. The 2022 Plan is administered by either (a) the compensation committee of the Board (if any); or (b) the entire Board of Directors of the Company, as determined from time to time by the Board of Directors (the “Administrator”). The Administrator has the exclusive right to interpret and construe the 2022 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2022 Plan.

On or after the date of grant of an award under the 2022 Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

Eligibility

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2022 Plan. Incentive stock options may be granted under the 2022 Plan only to employees of the Company and its affiliates. Employees, directors and consultants of the Company and its affiliates are eligible to receive all other types of awards under the 2022 Plan.

No awards are issuable by the Company under the 2022 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.00001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2022 Plan will be determined by the Administrator, except that no incentive stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2022 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2022 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised.

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A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option. The Administrator may grant non-statutory stock options that are transferable to the extent provided in the applicable written agreement.

Incentive stock options granted under the 2022 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified (non-statutory stock options) granted under the 2022 Plan are not intended to qualify as incentive stock options under the Internal Revenue Code.

Terms of Restricted Stock Awards; Stock Awards and other Stock-Based Awards

The Administrator may issue shares of restricted stock under the 2022 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion. Restricted shares are shares of the Company’s common stock that may (but are not required to be) forfeitable until the applicable restrictions lapse. The Administrator will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the grantee will forfeit his or her restricted shares. Unless the Administrator determines otherwise, a grantee will have stockholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them. Any stock dividends on restricted shares are subject to the same restrictions that apply to those restricted shares. Generally, in the event a recipient’s employment or service with the Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to the Company in accordance with such restricted stock agreement.

The Administrator determines how any awards granted under the 2022 Plan will vest.

Additionally, common stock may be issued as stock awards or performance shares pursuant to the 2022 Plan without vesting restrictions or with such restrictions as determined by the Administrator in its sole discretion.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

The Administrator may also make other equity-based or equity-related awards not otherwise described by the terms of the 2022 Plan.

Terms of Restricted Stock Units

                A restricted stock unit, or “RSU”, represents the right to receive one share of the Company’s common stock at the end of a specified period of time, which right is subject to forfeiture in accordance with applicable provisions of the 2022 Plan.  Subject to the terms and conditions of the 2022 Plan, the Administrator, at any time and from time to time, may grant RSUs to employees, non-employee directors, and consultants of the Company in such amounts as the Administrator determines in its sole discretion.

The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the recipient. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. At any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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Upon satisfaction of the applicable vesting conditions, payment of vested RSUs will occur in the manner and at the time provided in the applicable award agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the applicable award agreement, RSUs may be paid in cash, shares of our common stock, or a combination thereof at the sole discretion of the Administrator.  All unvested RSUs shall be forfeited to the Company on the date set forth in the applicable award agreement and again will become available for grant under the 2022 Plan.

Terms of Performance Shares

The Administrator, in its sole discretion, may from time-to-time award performance shares to eligible persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Administrator determines the terms and conditions of any award of performance shares, which shall be set forth in the related award agreement, including without limitation: (a) the purchase price, if any, to be paid for such performance shares, which may be zero, subject to such minimum consideration as may be required by applicable law; (b) the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such awards; (c) the number of performance shares that shall be paid to the participant if the applicable Performance Objectives are exceeded or met in whole or in part; and (d) the form of settlement of a performance share. Each performance share shall have a value equal to the fair market value of a share of common stock.

Performance Periods may overlap, and participants may participate simultaneously with respect to performance shares for which different Performance Periods are prescribed. Performance Objectives may vary from participant to participant and between awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

In the sole discretion of the Administrator and as set forth in the award agreement for an award of performance shares, all performance shares held by a participant and not earned shall be forfeited by the participant upon the participant’s termination of service with the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of performance shares, in the event of the death, disability or retirement of a participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such performance shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the participant was employed by the Company or an affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such performance shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

The settlement of a performance share shall be made in cash, whole shares of common stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a participant to defer payment in settlement of performance shares on terms and conditions approved by the Administrator and set forth in the related award agreement entered into in advance of the time of receipt or constructive receipt of payment by the participant.

Performance shares shall not be transferable by the participant. The Administrator has the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of common stock that are delivered to a participant in settlement of any performance shares.

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Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of the Company’s common stock or by a combination of these means.

Termination of Service

With respect to incentive stock options granted under the 2022 Plan, unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service due to his or her death or disability, that the grantee’s stock options will vest in their entirety and remain exercisable until one year after such termination of service (but not beyond the original term of the stock option); and thereafter, all stock options will be cancelled and forfeited to the Company. Except as set forth above, the incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2022 Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

Non-incentive stock options are governed by the related award agreements and have such terms as determined by the Administrator.

In the sole discretion of the Administrator, all shares of restricted stock held by a participant and still subject to restrictions shall be forfeited by the participant upon the participant’s termination of service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of restricted stock, in the event of the death, disability or retirement of a participant during the restriction period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such participant’s restricted stock, if it finds that a waiver would be appropriate.

Duration; Termination of the 2022 Plan

The 2022 Plan will automatically terminate on the 10th anniversary of original approval date of the 2022 Plan (May 5, 2032). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2022 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the number of shares of the Company’s common stock that can be awarded under the 2022 Plan, except as provided for therein.

The Company’s Board of Directors may submit any other amendment to the 2022 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Effect of Certain Corporate Events

Adjustments. In the event of (1) changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any award or (2) any change in applicable laws or any change in circumstances that results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2022 Plan, the Administrator will adjust or substitute awards as it determines equitable.

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Change of Control Treatment. Upon the occurrence of:

(i) the consummation of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 50% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company); and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and the Company with respect to participation in the 2022 Plan.  This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either the Company or the recipient upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount.  If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction.

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Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2022 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or the Company by reason of the grant.  Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price.  However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock.  If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date.  On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin.  If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of the Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000.  It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Forfeiture, Cancellation or “Clawback” of Awards

Awards (and gains earned or accrued in connection with awards) will be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Administrator. Participants will also forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or the sale of any shares of stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the stock is listed or quoted.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of the Company’s common stock or by a combination of these means.

Modification of Awards under the 2022 Plan

The Administrator is permitted to amend the terms and provisions of outstanding awards if the amended terms and provisions would have been permissible when the award was granted, including extensions of the exercise period, and acceleration of the vesting schedule of such awards. However, no such action may materially and adversely affect the rights of any grantee with respect to outstanding awards without his or her written consent.

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Additionally, notwithstanding anything to the contrary in the 2022 Plan, the Company may reprice any stock option granted under the plan without the approval of the stockholders of the Company, or the holder of the option. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under GAAP, or (C) canceling a stock option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another stock option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s common stock then trades or is quoted, provided that no repricing may (1) increase the exercise price of any option granted under the 2022 Plan, or (2) reduce the exercise price below the fair market value of the Company’s common stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof).

In addition to, and without limiting the above, the Administrator may permit the voluntary surrender of all or a portion of any stock option granted under the plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the plan, such new stock option shall be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the Administrator at the time the new stock option is granted, upon surrender, the stock options surrendered shall be canceled and the shares of common stock previously subject to them shall be available for the grant of other stock options.

Awards planned under the 2022 Plan

There are no current plans to issue any awards under the 2022 Plan at this time.

The description of the 2022 Plan is qualified in all respects by the actual provisions of the 2022 Plan, which is attached to this Information Statement as Appendix C.

Reasons for Adoption of the 2022 Plan

As of the date of this Information Statement, we have 19,098,892 shares eligible for awards under our 2018 Equity Incentive Plan, and such plan only allows for the grant of options.

The reason for the adoption of the 2022 Plan is solely to increase the shares available for issuances under our equity incentive plans in order for us to be able to issue additional equity incentive compensation awards for the purpose of attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to employees, directors and consultants, and promoting the success of our business, and to allow us to grant awards in forms of equity compensation other than options.

We believe that the number of shares available for grants under the 2022 Plan, based on current assumptions of management, will be sufficient for anticipated issuances under the 2022 Plan through 2025.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Majority Stockholder Consent ratified the Board’s appointment of M&K CPAS, PLLC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending October 31, 2022. Our Board may however, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our best interests.

 The following table sets forth the fees billed by our principal independent accountants, M&K CPAS, PLLC, for the nine months ended October 31, 2021, the fiscal year ended January 31, 2021, transition period from August 1, 2019 to January 31, 2020 and the fiscal year ended July 31, 2019 for the categories of services indicated.

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	Nine Months Ended October 31	Year Ended January 31	Transition Period from August 1, 2019 to	Year Ended July 31
	2021	2021	January 31, 2020	2019
Audit Fees	$76,000	$34,810	$14,800	$39,377
Audit Related Fees	$20,000	$2,500	—	—
Tax Fees	$4,500	—	—	$1,500
All Other Fees	-	—	—	—
Total	$100,500	$37,310	$14,800	$40,877

Audit fees. Consists of fees billed for the audit of our annual financial statements and review of our interim financial information and services that are normally provided by the accountant in connection with year-end and quarter-end statutory and regulatory filings or engagements.

Audit-related fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”, review of our Form 8-K filings and services that are normally provided by the accountant in connection with non-year-end statutory and regulatory filings or engagements. The $20,000 was for the review of our Form S-1 registration statement (now withdrawn), and our Form S-3 registration and circle up services in connection with our public offering, provided during the nine months ended October 31, 2021.

Tax fees. Consists of professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

Other fees. Other services provided by our accountants.

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Board of Directors. Our Board of Directors pre-approved all services, audit and non-audit, provided to us by M&K CPAS, PLLC, for the nine months ended October 31, 2021, the fiscal year ended January 31, 2021, transition period from August 1, 2019 to January 31, 2020 and the fiscal year ended July 31, 2019.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of M&K CPAS, PLLC to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders.

ADVISORY VOTE ON THE FREQUENCY OF AN

 ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Majority Stockholder Consent approved, on a non-binding basis, the frequency with which we will hold a non-binding advisory vote on the compensation of our named executive officers. In considering this action, the Majority Stockholders considered their preference as to whether the advisory vote on the compensation of our named executive officers should occur:

●	once every three years,

●	once every two years, or

●	once every year.

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The Majority Stockholders, upon the recommendation of our Board of Directors, determined that the frequency of the stockholder vote on the compensation of our named executive officers should be once every three years. The Board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The Board believes that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our company and our stockholders. The Board believes that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance. The Majority Stockholders concurred with the Board’s views. Although the adoption of this action may impact how frequently we hold an advisory vote on executive compensation, the adoption of this action is not binding on us. The Board of Directors may decide in the future that it is in the best interests of our stockholders to hold the advisory vote on executive compensation on a different schedule than the option approved by the Majority Stockholder Consent. Notwithstanding the above, and based on the Majority Stockholder vote, the Board of Directors determined to hold future votes on executive compensation every three years, subject to modifications of such policy in the discretion of the Board of Directors moving forward. It is currently anticipated that the next non-binding vote on the frequency of executive compensation will occur at the 2028 annual meeting.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Upon the recommendation of the Board, the Majority Stockholder Consent also approved, on a non-binding basis, the compensation paid to our named executive officers for the transition period from February 1, 2021 to October 31, 2021 and the fiscal year ended January 31, 2021, as described later in this Information Statement which is commonly known as a “say-on-pay.” This approval was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. As an advisory vote, this approval is not binding upon us and the Board may elect to recommend changes to the compensation paid to our named executive officers at any time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management Table

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by (i) each Named Executive Officer, as such term is defined below under “Director and Officer Compensation”, (ii) each member of our Board of Directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock and preferred stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and/or investing power with respect to securities. We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Additionally, shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

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Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock and preferred stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o 3651 Lindell Road, Suite D131, Las Vegas, NV  89103.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned	Series B Voting Preferred Stock Beneficially Owned (1)	Percent of Series B Voting Preferred Stock Beneficially Owned	Total Voting Shares (2)		Percent of Total Voting Shares
Named Executive Officers and Directors:
Anthony B. Goodman (3)	15,900,579		49.0%	1,000	100%	18,000,579	(4)	50.5%
Omar Jimenez	50,000	(5)	* %	—	—%	-		-%
Weiting ‘Cathy’ Feng	2,701,509	(6)	9.2%	—	—%	1,301,509		3.7%
Thomas E. McChesney	286,196	(7)	1.0%	—	—%	186,196		* %
Murray G. Smith	100,000	(8)	* %	—	—%	—		—%
Aaron Richard Johnston	100,000	(8)	* %	—	—%	—		—%
All directors and executive officers as a group (six persons)	20,138,284		55.5%	1,000	100%	19,488,284		54.7%

Greater Than 5% Stockholders:
None.

____________

* Under 1%.

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(1)

On March 11, 2022, the Company’s Board of Directors and Mr. Goodman, as the then sole stockholder of the Company’s Series B Preferred Stock (pursuant to a written consent to action without meeting of the sole Series B Preferred Stock stockholder), approved the adoption of, and filing of, an Amended and Restated Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of its Series B Voting Preferred Stock (the “Amended and Restated Designation”). The Amended and Restated Designation, which was filed with, and became effective with, the Secretary of State of Nevada on March 11, 2022, amended the Certificate of Designation of the Series B Preferred Stock, previously filed by the Corporation with the Secretary of State of Nevada on August 18, 2015, to, among other things: (a) include the right of the holder of the Series B Preferred Stock to convert each share of the Series B Preferred Stock into 1,000 shares of the Company’s common stock at the holder’s option from time to time after May 20, 2022; (b) provide for the automatic conversion of all outstanding shares of Series B Preferred Stock into common stock of the Company, on a 1,000 for 1 basis, on the date that the aggregate beneficial ownership of the Company’s common stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended), calculated without regard to any shares of common stock issuable upon conversion of the Series B Preferred Stock, nor any voting rights associated with such Series B Preferred Stock, of Mr. Goodman, falls below 10% of the Company’s common stock then outstanding (Mr. Goodman beneficially owns 47.5% of the Company’s outstanding common stock pursuant to Rule 13d-3 of the Exchange Act as of the date of this filing), or the first business day thereafter that the Company becomes aware of such; (c) provide that each share of Series B Preferred Stock entitles the holder to 7,500 votes on all matters presented to the Company’s stockholders for a vote of stockholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series B Preferred Stock); (d) require the consent of the holders of at least a majority of the issued and outstanding shares of Series B Preferred Stock to (i) amend any provision of the Amended and Restated Designation, (ii) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock, (iii) adopt or authorize any new designation of any preferred stock or amend the Articles of Incorporation of the Company in a manner which adversely affects the rights, preferences and privileges of the Series B Preferred Stock, (iv) effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series B Preferred Stock, (v) issue any additional shares of Series B Preferred Stock, or (vi) alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of Series B Preferred Stock; (e) provide that the shares of Series B Preferred Stock shares are not transferrable by Mr. Goodman; and (f) clarify that the Series B Preferred stock is not entitled to any dividend rights, preemptive rights, redemption rights, or liquidation preference.

The Board of Directors determined that the inclusion of the conversion right set forth above was fair and reasonable due to the fact that Mr. Goodman, pursuant to the Amended and Restated Designation, was giving up a non-dilutive voting right over 99.975% of the Company’s voting stock as a result of such Amended and Restated Designation, which had the principal effects of (1) lowering the voting rights of such Series B Preferred Stock from a non-dilutive 99.975% interest to a dilutive 21.1% interest (currently); and (2) providing for the right at the option of Mr. Goodman, or automatically upon certain events discussed above, for such 1,000 shares of Series B Preferred Stock, to convert into 1,000,000 shares of common stock (previously such Series B Preferred Stock had no conversion rights).

(2)

Based on 35,615,909 total voting shares, including 28,115,909 shares voted by the common stock and 7,500,000 shares voted by the Series B Voting Preferred Stock as of the Record Date. Includes 7,470,483 shares of common stock held by Luxor Capital, LLC, which Mr. Goodman serves as President of, owns and controls, and is deemed to beneficially own.

(3)

Ownership includes 3,030,096 shares of common stock and 1,000 shares of Series B Voting Preferred Stock individually and 7,470,483 shares of common stock beneficially owned by Luxor Capital, LLC, which entity, and shares, Mr. Goodman is deemed to beneficially own. Also includes 5,400,000 shares which may be purchased by Mr. Goodman pursuant to stock options that are exercisable within 60 days of the Date of Determination.

(4)

Includes the voting rights of the 1,000 shares of Series B Voting Preferred Stock discussed above, which were transferred by Luxor Capital LLC (“Luxor”), which entity is wholly-owned by the Company’s Chief Executive Officer and Chairman, Anthony Brian Goodman, to Mr. Goodman effective March 10, 2022.

(5)	Includes 50,000 shares which may be purchased by Mr. Jimenez pursuant to stock options that are exercisable within 60 days of the Date of Determination.

(6)	Includes 1,400,000 shares which may be purchased by Ms. Feng pursuant to stock options that are exercisable within 60 days of the Date of Determination.

(7)	Includes options to purchase 100,000 shares of the Company’s common stock at an exercise price of $0.795 per share, which are vested in full.

(8)	Represents options to purchase 100,000 shares of the Company’s common stock at an exercise price of $2.67 per share, which are vested in full.

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Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Table

The following table provides information as of October 31, 2021 with respect to securities that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	8,616,664	$0.45	19,139,344
Equity compensation plans not approved by security holders	-	-	-
Total	8,616,664	$0.45	19,139,344

(1) Represents awards made under, and available for future awards under, the 2018 Equity Incentive Plan, discussed below.

2018 Equity Incentive Plan

On January 3, 2018, the Board of Directors of the Company and the stockholders of the Company approved the 2018 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan became effective on January 3, 2018.

The Incentive Plan provides an opportunity for any employee, director or consultant of the Company, subject to limitations provided by federal or state securities laws and the terms of the Incentive Plan, to receive incentive stock options or nonqualified stock options. In making such determinations, the Board of Directors (the “Board”, which term may also apply to any member of the Board, if authorized to administer the Incentive Plan) may consider the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

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Subject to adjustment for stock splits and recapitalizations, a total of 33,333,333 shares of Common Stock are eligible to be issued under the Incentive Plan. Shares repurchased by the Company pursuant to any repurchase right will not be available for future grants of awards under the Incentive Plan.  If an award granted under the Incentive Plan entitles you to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the Incentive Plan. As a result, the shares available for granting future awards under the Incentive Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the Incentive Plan in connection with awards previously granted under such Incentive Plan will again be available for awards under the Incentive Plan as follows: If an award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares that were subject thereto shall, unless the Incentive Plan shall have been terminated, become available for future grant under the Incentive Plan. In addition, any shares of common stock which are retained by the Company upon exercise of an award in order to satisfy the exercise price for such award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Incentive Plan.

As of October 31, 2021, a total of 19,139,344 shares of common stock remained eligible for awards under the Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below, or otherwise disclosed below under “Director Compensation” and “Executive Officer Compensation”, the following sets forth a summary of all transactions since January 1, 2019, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at October 31, 2021 or January 31, 2021, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Related Party Transactions

Luxor Capital, LLC

On February 22, 2016, the Company entered into an Asset Purchase Agreement with Luxor Capital, LLC, a Nevada limited liability corporation, which is wholly-owned by the Company’s Chief Executive Officer, Anthony Brian Goodman. The Company purchased a certain Gaming IP, along with the “know how” of that Gaming IP from Luxor. In consideration for the purchase, the Company agreed to issue 74 shares of the Company’s Common Stock and a Convertible Promissory Note in the amount of $2,374,712. On February 26, 2016, 60 shares of common stock were issued to Luxor Capital, LLC.

On March 1, 2016, the Company entered into a convertible promissory note with Luxor Capital, LLC in the amount of $2,374,712. The promissory note is unsecured, bears interest at 6% per annum, and matured on March 1, 2017.

On September 10, 2018, the Company entered into a Settlement Agreement with Luxor whereby the parties agreed to release each other from any, and all liabilities relating to the Convertible Promissory Note. Pursuant to the Settlement Agreement, the Company agreed to pay out the remaining balance of the note totaling $649,414, by converting $209,414 into common stock at a conversion price of $0.15 per share, by making a payment of $150,000 and by entering into an interest free loan for the balance of $290,000, such loan to be repaid in two equal instalments of $145,000 on September 10, 2019 and September 10, 2020. No discount was recorded for the settlement amount. On September 10, 2018, 1,396,094 shares of common stock were issued for the conversion of $209,414. The loan was fully repaid during the fiscal year ended January 31, 2021.

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On February 28, 2018, the Company entered into an Asset Purchase Agreement with Luxor. Pursuant to the Asset Purchase Agreement, the Company purchased certain Intellectual Property and Know-how relating to a proprietary social gaming solution from Luxor (the “GM2 Asset”), in consideration for 4,166,667 shares of common stock, and a promissory note calculated at 50% of the revenues generated by the GM2 Asset during the 12-month period from March 1, 2018 to February 28, 2019. The promissory note was required to be issued to Luxor before April 30, 2019, was to bear interest at the rate of 4% per annum, and be convertible into shares of the Company’s common stock at a conversion price equal to the average of the seven trading days closing prices on the date prior to conversion. The GM2 Asset included all source code and documentation.

On April 1, 2019, the Company issued the promissory note, which final note terms provided for the amount owed under the note to bear 6% interest per annum.

On April 1, 2019, Luxor proposed a 10% discount on the payable amount, which the Company agreed to.

Pursuant to the promissory note, 20% of the total value was required to be paid upon signing the agreement, 40% on October 1, 2019, and 40% on April 1, 2020.

During the year ended January 31, 2021, the Company paid $290,000 to Luxor against the settlement payable. As of January 31, 2021, all of the outstanding balance has been fully repaid. Although Luxor did not charge interest on its loan to the Company, it was treated as an in-kind contribution, as a result, an imputed interest expense of 6% was recorded.

Anthony Brian Goodman

On February 22, 2016, the Company entered into a Consulting Service Agreement with its Chief Executive Officer and Chairman, Anthony Brian Goodman. Pursuant to the Agreement, the consulting fee could be settled in shares of common stock. On December 12, 2017, the Company issued 518,538 shares of common stock to settle an account payable of $30,000 to Mr. Goodman. On June 18, 2018, the Company issued 166,667 shares of common stock to settle an account payable of $30,000 to Mr. Goodman. As of January 31, 2021, the Company had no outstanding consulting fee payable to Mr. Goodman.

On January 3, 2018, the Company granted stock options to Mr. Goodman to purchase 5,400,000 shares of common stock of the Company at an exercise price of $0.066 per share with a vesting period of one and a half years, vesting 33% each half year. As of January 31, 2021, all of the options were vested but not exercised.

On September 19, 2019, the Company granted stock options to Mr. Goodman to purchase 2,700,000 shares of common stock of the Company at an exercise price of $0.9075 per share with a vesting period of one and a half years, vesting 33% each half year. On September 18, 2021, Mr. Goodman, exercised options to purchase 2,700,000 shares of common stock in a cashless exercise pursuant to which 355,109 shares were surrendered to the Company to pay for the aggregated exercise price of the options ($2,450,250) and 2,344,891 shares were issued.

On October 26, 2020, the Company entered into an Employment Agreement with Mr. Goodman. Pursuant to the agreement, Mr. Goodman is to receive an annual salary of $144,000, plus a superannuation of 9.5% (currently 10%) of Mr. Goodman’s salary. As of October 31, 2021 and January 31, 2021, total wage payable to Mr. Goodman was $0 and $38,769, respectively and the superannuation payable was $14,205 and $3,683, respectively.

On December 22, 2020, the Company entered into a Share Purchase Agreement with Mr. Goodman, the sole director and owner of Global Technology Group Pty Ltd, a company incorporated in Australia (GTG). Under the agreement, Mr. Goodman agreed to sell 100% of the shares in GTG to the Company for total consideration of 85,000 GBP (approximately $113,000). On January 19, 2021, the Company acquired the shares in GTG and became the holding company of GTG. On March 22, 2021, the Company paid Mr. Goodman $115,314 USD (equivalent to 85,000 GBP), for the acquisition of GTG.

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During the year ended July 31, 2016, the Company received a loan of $1,000 from Mr. Goodman, the Company’s Chief Executive Officer, to open a new bank account. This loan has been fully repaid on January 26, 2021.

During the year ended January 31, 2021, the Company received a loan of $99 from Mr. Goodman, the Company’s Chief Executive Officer, to open a new bank account for its subsidiary in Australia. As of January 31, 2021, the balance of the loan was $99. The loan from the officer is due on demand, unsecured with no interest. The loan was repaid as of October 31, 2021.

On June 29, 2021, the Company extended the expiration date of options to purchase 5,400,000 shares of common stock previously granted to Mr. Goodman, at an exercise price of $0.066 per share, which were to expire on June 30, 2021, until December 31, 2022.

On September 18, 2021, Mr. Goodman exercised options to purchase 2,700,000 shares of common stock in a cashless exercise pursuant to which 355,109 shares were surrendered to the Company to pay for the aggregated exercise price of the options ($2,450,250) and 2,344,891 shares were issued.

On November 8, 2021, Mr. Goodman loaned $200 to the Company to open two bank accounts. The loan from Mr. Goodman is due on demand, unsecured with no interest. As of January 31, 2022, the balance of the loan was $200.

On March 11, 2022, the Company’s Board of Directors and Mr. Goodman, as the then sole stockholder of the Company’s Series B Preferred Stock (pursuant to a written consent to action without meeting of the sole Series B Preferred Stock stockholder), approved the adoption of, and filing of, an Amended and Restated Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of its Series B Voting Preferred Stock (the “Amended and Restated Designation”).

The Amended and Restated Designation, which was filed with, and became effective with, the Secretary of State of Nevada on March 11, 2022, amended the Certificate of Designation of the Series B Preferred Stock, previously filed by the Corporation with the Secretary of State of Nevada on August 18, 2015, to, among other things: (a) include the right of the holder of the Series B Preferred Stock to convert each share of the Series B Preferred Stock into 1,000 shares of the Company’s common stock at the holder’s option from time to time after May 20, 2022; (b) provide for the automatic conversion of all outstanding shares of Series B Preferred Stock into common stock of the Company, on a 1,000 for 1 basis, on the date that the aggregate beneficial ownership of the Company’s common stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended), calculated without regard to any shares of common stock issuable upon conversion of the Series B Preferred Stock, nor any voting rights associated with such Series B Preferred Stock, of Mr. Goodman, falls below 10% of the Company’s common stock then outstanding (Mr. Goodman beneficially owns 47.4% of the Company’s outstanding common stock pursuant to Rule 13d-3 of the Exchange Act as of the date of this information statement), or the first business day thereafter that the Company becomes aware of such; (c) provide that each share of Series B Preferred Stock entitles the holder to 7,500 votes on all matters presented to the Company’s stockholders for a vote of stockholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series B Preferred Stock); (d) require the consent of the holders of at least a majority of the issued and outstanding shares of Series B Preferred Stock to (i) amend any provision of the Amended and Restated Designation, (ii) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock, (iii) adopt or authorize any new designation of any preferred stock or amend the Articles of Incorporation of the Company in a manner which adversely affects the rights, preferences and privileges of the Series B Preferred Stock, (iv) effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series B Preferred Stock, (v) issue any additional shares of Series B Preferred Stock, or (vi) alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of Series B Preferred Stock; (e) provide that the shares of Series B Preferred Stock shares are not transferrable by Mr. Goodman; and (e) clarify that the Series B Preferred stock is not entitled to any dividend rights, preemptive rights, redemption rights, or liquidation preference.

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The Board of Directors determined that the inclusion of the conversion right set forth above was fair and reasonable due to the fact that Mr. Goodman, pursuant to the Amended and Restated Designation, was giving up a non-dilutive voting right of over 99.975% of the Company’s voting stock as a result of such Amended and Restated Designation, which had the principal effects of (1) lowering the voting rights of such Series B Preferred Stock from a non-dilutive 99.975% interest to a dilutive 21.1% interest (currently); and (2) providing for the right at the option of Mr. Goodman, or automatically upon certain events discussed above, for such 1,000 shares of Series B Preferred Stock, to convert into 1,000,000 shares of common stock (previously such Series B Preferred Stock had no conversion rights).

Weiting ‘Cathy’ Feng

On February 22, 2016, the Company entered into a Consulting Service Agreement with its then Chief Financial Officer and Director and current Chief Operating Officer and Director, Weiting ‘Cathy’ Feng. Pursuant to the Agreement, the consulting fee could be settled in shares. On December 12, 2017, the Company issued 518,538 shares of common stock to settle an account payable of $30,000 to Ms. Feng. On June 18, 2018, the Company issued 166,667 shares of common stock to settle an account payable of $30,000 to Ms. Feng. As of January 31, 2021, the Company had a $97,692 consulting fee payable to Ms. Feng.

On October 26, 2020, the Company entered into an Employment Agreement with Ms. Feng. Pursuant to the agreement, Ms. Feng is to receive an annual salary of $120,000, plus a superannuation of 9.5% (currently 10%) of Ms. Feng’s salary. As of October 31, 2021 and January 31, 2021, total wage payable to Ms. Feng was $0 and $32,308, respectively, and the superannuation (compulsory payments made into a fund by an employee toward a future pension) payable was $11,838 and $3,069, respectively.

On January 3, 2018, the Company granted stock options to Ms. Feng to purchase 1,400,000 shares of common stock of the Company at an exercise price of $0.06 per share with a vesting period of one and a half years, vesting 33% each half year. As of January 31, 2021, all of the options were vested but not exercised.

On September 19, 2019, the Company granted stock options to Ms. Feng to purchase 700,000 shares of Common Stock of the Company at an exercise price of $0.825 per share with a vesting period of one and a half years, vesting 33% each half year. On September 18, 2021, Ms. Feng exercised options to purchase 700,000 shares of common stock in a cashless exercise pursuant to which 83,696 shares were surrendered to the Company to pay for the aggregated exercise price of the options ($577,500) and 616,304 shares were issued.

On June 29, 2021, the Company extended the expiration date of options to purchase 1,400,000 shares of common stock previously granted to Ms. Feng at an exercise price of $0.06 per share, which were to expire on June 30, 2021, until December 31, 2022.

 On September 18, 2021, Ms. Feng exercised options to purchase 700,000 shares of common stock in a cashless exercise pursuant to which 83,696 shares were surrendered to the Company to pay for the aggregate exercise price of the options ($577,500) and 616,304 shares were issued.

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Articulate Pty Ltd

On April 1, 2016, the Company entered into a Back Office/Service Provider Agreement with Articulate Pty Ltd, which is wholly-owned by Anthony Brian Goodman, CEO of the Company and his wife Marla Goodman, for consulting services. Pursuant to the agreement, Articulate would receive $4,500 per month for services rendered and reimbursement of office expenses from the Company for the first three months of the agreement and $9,000 per month thereafter, together with $1,500 per month toward rent and reimbursement of expenses. The agreement also provides the right for Articulate to convert any of the amount due into a convertible promissory note, convertible into common stock of the Company at the seven-day average closing price prior to conversion. The agreement continued indefinitely until terminated by either party with 12 months prior notice. On January 1, 2018, the Company and Articulate entered into an addendum to the agreement to terminate the Company’s obligation to pay $9,000 per month to Articulate. On December 1, 2018, the Company and Articulate amended the agreement to require the Company to pay $3,500 per month in rental contribution to Articulate, as well as certain other expenses totaling $2,000. On August 1, 2019, the parties further amended the agreement to increase the amount of rental contribution to $4,000 and provide for certain other expenses to be payable to Articulate totaling $7,000. On November 1, 2019, the parties entered into a further addendum to the agreement, to provide for the agreement to remain in place for continuous 30-day periods, unless either party terminates the agreement with 30 days’ notice. On June 30, 2021, the Back Office/Service Provider Agreement was mutually cancelled.

On March 1, 2018, the Company entered into a License Agreement (the “License Agreement”) with Articulate. Pursuant to the License Agreement, Articulate received a license from the Company to use the GM2 Asset technology in East Asia to support social gaming activity on mobile and desktop devices. Articulate agreed to pay the Company a usage fee calculated as a certain percentage of the monthly content and software usage within the GM2 Asset system (adjusted for U.S. dollars) in consideration for the use of the GM2 Asset technology. Specifically, the Company is due 0.25% of the monthly fees generated by the GM2 Asset in the event such fees are less than $100,000,000; 0.2% of the monthly fees generated by the GM2 Asset in the event such fees are over $100,000,000 and less than $200,500,000 and 0.15% of the monthly fees generated by the GM2 Asset in the event such fees are over $200,500,001.

Any amount of fees not paid when due accrues interest at the lesser of 3% per annum above LIBOR or the highest rate permitted by law. The License Agreement had an initial term of 12 months and automatically renews thereafter for additional 12-month terms, provided that the License Agreement may be terminated at any time with 30 days prior notice.

 For the twelve months ended January 31, 2021, general and administrative expense related to back office service was $132,000. For the six months ended January 31, 2020, general and administrative expense related to the back office service was $66,000. As of January 31, 2021, the Company had a $33,000 payable to Articulate Pty Ltd.

For the nine months ended October 31, 2021, general and administrative expense related to back office service was $55,000.  For the twelve months ended January 31, 2021, general and administrative expense related to back office service was $132,000. For the six months ended January 31, 2020, general and administrative expense related to the back office service was $66,000. As of October 31, 2021, the Company had a $77,019 payable to Articulate Pty Ltd.

From July 1, 2018, the Company provided a system for usage in additional currency and a lower usage fee scale was agreed in an Addendum for an additional market.

During the twelve months ended January 31, 2021, revenues from related party (Articulate) were $2,248,877. During the six months ended January 31, 2020, revenues from related party were $1,087,816. As of January 31, 2021, the Company had a $656,805 accounts receivable from Articulate.

On October 31, 2020, the Company and Articulate reached an agreement, and entered into a memorandum dated as of the same date, to offset accounts payable with accounts receivable. Before the offset, the Company had $410,045 accounts payable to Articulate and $1,456,326 of accounts receivable from Articulate. After the offset, the Company had no accounts payable to Articulate and $1,046,280 of accounts receivable from Articulate. On December 31, 2020, the Company, Articulate and Hopestar Technology Service Co., Ltd (“Hopestar”)(a customer of the Company) entered into an Agreement. Pursuant to the Agreement, Hopestar, which held certain credits which are issued to players who win slot game jackpots distributed by the Company (which are specific to Playtech, who the Company distributes gaming content for), agreed to reduce $500,000 of amounts owed by the Company to Hopestar, Articulate agreed to offer Hopestar $500,000 of gaming credits for alternative content (i.e., games distributed by companies other than Playtech), and Articulate agreed to reduce $500,000 of amounts owed by the Company to Articulate. As of January 31, 2021, the Company had $656,805 of accounts receivable from Articulate and $33,000 accounts payable to Articulate.

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During the nine months ended October 31, 2021, revenues from related party (Articulate) were $1,525,091 During the twelve months ended January 31, 2021, revenues from related party (Articulate) were $2,248,877. During the six months ended January 31, 2020, revenues from related party were $1,087,816. As of October 31, 2021 and January 31, 2021, the Company had an account receivable of $1,306,896 and $656,805, respectively, from Articulate.

Accounts receivable - related party are carried at their estimated collectible amounts. Accounts receivable-related party are periodically evaluated for collectability based on past credit history and their current financial condition. The Company has accounts receivable from Articulate of $1,306,896 and $656,805, as of October 31, 2021 and January 31, 2021, respectively.

Articulate had a prepaid deposit in favor of Skywind Services IOM Ltd (“Skywind”) in the amount of $43,569 (35,928 EUR) as of February 18, 2021. Articulate allowed GTG to utilize the prepaid deposits in order that GTG be able to operate and utilize certain Progressive Jackpot games of Skywind. On February 18, 2021, the Company recorded an accounts payable of $43,569 to Articulate. On July 29, 2021, the Company paid an equivalent of $42,464 to Articulate to settle the accounts payable based on the exchange rate on the same date.

Globaltech Software Services LLC

On June 1, 2016, the Company entered into a distribution usage rights agreement with Globaltech Software Services LLC. (“Globaltech”), a company in which Anthony Brian Goodman, the Chief Executive Officer, had an interest, but no longer does. The Company agreed to provide certain proprietary technology in the form of a Credit Management system, Social Gaming system and other Marketing and Gaming Technology. This agreement not only brings operating revenue to the Company, but also solidifies the Company’s expertise in the social gaming market.

On December 1, 2018, the Company entered into a Cancellation of Distribution Usage Rights Agreement with Globaltech.

During the six months ended January 31, 2020, revenue from Globaltech was $0. As of January 31, 2021, the Company recorded an allowance for the accounts receivable from Globaltech in total of $10,839, and the accounts receivable was written off. As of October 31, 2021 and January 31, 2021, the net accounts receivable from Globaltech was $0 and $0.

Thomas E. McChesney

On April 24, 2020, the Board of Directors appointed Mr. Thomas E. McChesney as a Director of the Company. Mr. McChesney’s appointment was effective on April 27, 2020. The Board of Directors agreed to compensate Mr. McChesney $2,000 per month payable in arears and to grant him options to purchase 100,000 shares of common stock. On April 27, 2020, the Company granted stock options to Thomas McChesney, to purchase 100,000 shares of common stock of the Company at an exercise price of $0.795 per share with a vesting period of nine months, vesting 50% after the first three months and 25% after the second three months and 25% after the third three months. As of October 31, 2021, 100,000 options were vested but not exercised.

On September 29, 2021, the Board of Directors agreed to increase the compensation of Mr. McChesney to $3,000 per month, commencing November 1, 2021.

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On January 28, 2022, Mr. McChesney exercised options to purchase 40,000 shares of common stock in a cashless exercise pursuant to which 4,977 shares were surrendered to the Company to pay for the aggregated exercise price of the options ($31,800) and 35,023 shares were issued.

Murray Smith

On July 27, 2020, the Board of Directors appointed Mr. Murray G. Smith as a Director of the Company. Mr. Smith’s appointment was effective on August 1, 2020. The Board of Directors agreed to compensate Mr. Smith $2,000 per month payable in arears and to grant him options to purchase 100,000 shares of common stock. On August 1, 2020, the Company granted stock options to Mr. Smith to purchase 100,000 shares of common stock of the Company at an exercise price of $2.67 per share with a vesting period of nine months, vesting 50% after the first three months and 25% after the second three months and 25% after the third three months. As of October 31, 2021, 100,000 options were vested but not exercised.

On September 29, 2021, the Board of Directors agreed to increase the compensation of Mr. Smith to $3,000 per month, commencing November 1, 2021.

Aaron Richard Johnston

On August 13, 2020, the Board of Directors agreed to appoint Mr. Aaron Richard Johnston as a Director of the Company subject to his acceptance. On August 23, 2020, the Company received Mr. Johnston’s acceptance letter. The effective date of appointment was August 23, 2020. The Board of Directors agreed to compensate Mr. Johnston $2,000 per month payable in arears and to grant him options to purchase 100,000 shares of common stock. On August 20, 2020, the Company granted stock options to Mr. Johnston to purchase 100,000 shares of common stock of the Company at an exercise price of $2.67 per share. The options vest in three installments as follows: 50% on November 1, 2020, 25% on February 1, 2021 and 25% on May 1, 2021. As of October 31, 2021, 100,000 options were vested but not exercised.

On September 29, 2021, the Board of Directors agreed to increase the compensation of Mr. Johnston to $3,000 per month, commencing November 1, 2021.

Brett Goodman

On May 1, 2020, the Company entered into a consultant agreement with Brett Goodman, the son of the Company’s Chief Executive Officer, where Mr. Brett Goodman will provide consulting services assisting the Company with building Peer to Peer gaming system. The consultant was paid a total of $30,000 for the financial year October 31, 2021, and will be paid $3,000 per month.

On August 10, 2020, the Company entered into a Stock Purchase Agreement with Brett Goodman, the son of the Company’s Chief Executive Officer, and Jason Silver, who was then subject to a partnership agreement with Brett Goodman. Mr. Goodman and Mr. Silver had previously engaged a third-party company to develop a Peer-to-Peer betting application and the parties determined it was in the Company’s best interests to assume ownership of the Peer-to-Peer betting application development program, and to engage Mr. Goodman and Mr. Silver for management of the project. Pursuant to the agreement, we agreed to issue each of Mr. Goodman and Mr. Silver 2,000 shares of restricted common stock (4,000 shares in aggregate) (which shares were issued on March 24, 2021), and as a result, a $14,840 expense was recorded. Additionally, each of Mr. Goodman and Mr. Silver agreed to manage the project. We also agreed to reimburse Mr. Goodman and Mr. Silver for the costs of the project; however, there have been no expenses to date.

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Omar Jimenez

On April 22, 2021, the Company entered into a Consulting Agreement with Omar Jimenez. The Consulting Agreement provides for Mr. Jimenez to be paid $12,500 per month (which increased to $25,000 per month effective on January 1, 2022), to be granted options to purchase 50,000 shares of common stock, granted under the Company’s 2018 Equity Compensation Plan, with an exercise price of $9.91 per share, of which options to purchase 25,000 shares vested on April 22, 2021, and options to purchase 25,000 shares vested on the six month anniversary of the entry into the Consulting Agreement, and which options have a term of two years. The 50,000 options are vested but not exercised. The Consulting Agreement has customary assignment of invention and work for hire language, confidentiality and indemnification requirements and requires Mr. Jimenez to devote at least 20 hours per week to the Company, which may be increased from time to time with the mutual approval of Mr. Jimenez and the Chief Executive Officer of the Company.

The Consulting Agreement requires Mr. Jimenez to provide services to the Company as Chief Financial Officer and Chief Compliance Officer (COO), as are customary for these positions in public corporations of similar size as the Company. As CCO, Mr. Jimenez is required to manage, review and supervise the Company’s regulatory compliance program, including the Company’s Corporate Disclosure Policy, the internal audit program, and the Company’s compliance with various policies, procedures and codes of conduct of the Company in effect from time to time which apply to other employees and executive officers; and shall oversee the Company’s compliance with laws, regulatory requirements, policies, and procedures, including, but not limited to, its filings with the Securities and Exchange Commission and disclosures to The NASDAQ Capital Market (as applicable).

Review, Approval and Ratification of Related Party Transactions

The Audit Committee of the Board of Directors of the Company is tasked with reviewing and approving any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”). The Audit Committee, in undertaking such review, will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction: (1) the fairness of the terms for the Company (including fairness from a financial point of view); (2) the materiality of the transaction; (3) bids / terms for such transaction from unrelated parties; (4) the structure of the transaction; (5) the policies, rules and regulations of the U.S. federal and state securities laws; (6) the policies of the Committee; and (7) interests of each related party in the transaction.

The Audit Committee will only approve a Related Party Transaction if the Audit Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Audit Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the Board of Directors in place of the Committee.

In addition, our Code of Business Conduct and Ethics (described below), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

CORPORATE GOVERNANCE

Family Relationships amongst Directors and Officers

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

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Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our executive officers or directors has been involved in any of the following events during the past ten years: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Committees of the Board of Directors

Board Committee Membership

	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
Anthony Brian Goodman (1)
Weiting (Cathy) Feng
Thomas E. McChesney	X	M	C	C
Murry G. Smith	X	C	M	M
Aaron Richard Johnston	X	M

(1) Chairman of Board of Directors.

C - Chairman of Committee.

M - Member.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

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The Board has also determined that Mr. Smith is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Smith has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical above.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee. The Audit Committee is also tasked with reviewing related party transactions.

The Audit Committee’s responsibilities also include (1) reviewing the disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their required certifications accompanying the Company’s periodic reports to be filed with the SEC, including disclosures to the Committee of (a) significant deficiencies in the design or operation of internal controls, (b) significant changes in internal controls, and (c) any fraud involving management or other employees who have a significant role in the Company’s internal controls; (2) reviewing and discussing the Company’s quarterly financial results and related press releases, if any, with management and the independent auditors prior to the release of such information to the public; (3) reviewing with the management the proposed scope and plan for conducting internal audits of Company operations and obtaining reports of significant findings and recommendations, together with management’s corrective action plans; (4) seeking to ensure the corporate audit function has sufficient authority, support and access to Company personnel, facilities and records to carry out its work without restrictions or limitations; (5) reviewing the corporate audit function of the Company, including its charter, plans, activities, staffing and organizational structure; (6) reviewing progress of the internal audit program, key findings and management’s action plans to address findings; (7) periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct; (8) seeking to ensure the adequacy of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including the confidential submission of complaints by employees regarding such matters; and (9) recommending to the Board any changes in ethics or compliance policies that the Committee deems appropriate.

The Audit Committee was formed on August 13, 2020.

The Audit Committee Charter is filed as Exhibit 99.2 to the Company’s Current Report on Form 8‑K which the Company filed with the Securities and Exchange Commission on August 27, 2020.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

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Specifically, the principal responsibilities and functions of the Compensation Committee are as follows: (1) review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of executives, (b) the motivation of executives to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders. Assist the Board of Directors in establishing CEO annual goals and objectives; (2) review trends in executive compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans; (3) review and approve the compensation structure for executives; (4) oversee an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers. Review and approve compensation packages for new executive officers and termination packages for executive officers; (5) review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans; (6) periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director; (7) review periodic reports from management on matters relating to the Company’s compensation practices; (8) produce an annual report of the Compensation Committee on executive compensation for the Company’s annual proxy statement in compliance with and to the extent required by applicable SEC rules and regulations and any relevant listing authority; (9) obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations about, among other things, changes to the charter of the Committee; and (10) take other actions that the Board shall reasonably request.

The Compensation Committee was formed on August 13, 2020.

The Compensation Committee Charter is filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on August 27, 2020.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

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The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the Bylaws and applicable law. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

The Nominating and Governance Committee was formed on August 13, 2020.

The Nominating and Governance Committee Charter is filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on August 27, 2020.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Goodman. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. Mr. Goodman possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

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Board of Directors Meetings

During the nine months ended October 31, 2021, the Board held eight formal meetings of the Board, and took various actions via the unanimous written consents of the Board. All members of the Board of Directors attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the nine months ended October 31, 2021; and (ii) the total number of meetings held by all Committees of the Board of Directors on which he served during the nine months ended October 31, 2021. The Company did not hold an annual meeting in 2021 or 2020. Each director of the Company is encouraged to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Board Diversity Matrix

The table below provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Proposed Rule 5605(f).

Board Diversity Matrix (As of May 5, 2022)
Total Number of Directors	5
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Governance Committee and our Code of Business Conduct and Ethics can be found on our website at https://goldenmatrix.com/investors-overview/board-and-governance/governance-documents. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this Information Statement.

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Stockholder Communications with the Board

In connection with all other matters other than the nomination of members of our Board of Directors (as described above), our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Secretary, 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the Board of Directors, the communication will be forwarded to a Board member to bring to the attention of the Board.

Employees and Consultants

As of the date of this Information Statement, we have nineteen employees (our Chief Executive Officer, Chief Operating Officer, six employees from GTG and eleven employees from RKingsCompetitions Ltd, a private limited company formed under the laws of Northern Ireland, of which we acquired an 80% ownership interest as of November 29, 2021).  We also engage consultants from time to time as needed. Additionally, Mr. Omar Jimenez, our Chief Financial Officer and Chief Compliance Officer, serves as a full-time consultant to the Company. We currently conduct our business using the services of consultants and outside contractors. We do not intend to have any material change in the number of employees over the next 12 months. Where possible, we intend to conduct our business largely through consultants on a contract and fee for service basis.

We have consultants and staff located in multiple countries and a significant level of operations outside of the U.S. We have software development, customer support and sales centers in the Philippines, Australia, and Taiwan, which account for most of our software development, support and sales personnel. This subjects us to additional costs, regulations and risks that could adversely affect our operating results.

Our goal is to attract and retain highly qualified and motivated personnel. We also often employ independent contractors to support our efforts. None of our employees or contractors are subject to a collective bargaining agreement. We consider our employee relations to be good and we have never experienced a work stoppage.

We are committed to maintaining a working environment in which diversity and equality of opportunity are actively promoted and all unlawful discrimination is not tolerated. We are committed to ensuring employees are treated fairly and are not subjected to unfair or unlawful discrimination. We value diversity and to that end recognize the educational and business benefits of diversity amongst our employees, applicants, and other people with whom we have dealings.

The Company has an equity compensation plan in place to attract and retain valuable human resources.

Recruitment

The Company strives to attract the best talent in order to meet the current and future demands of our business. We regularly advertise at universities and via online job portals.

The Company believes that it has a compelling employee and consultant value proposition that leverages our vibrant culture and state of the art working environment to attract talent to our Company.

Employee and Consultant Benefits

We offer comprehensive benefit programs to our employees and consultants including a stock option plan. We strive to offer financial well-being, a balance in working and personal life, culture and community support and development. We recognize and support the development and continuing education of our employees and offer opportunities to participate in external learning programs.

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Health and Safety

The health and safety of our employees and consultants is a high priority. The Company ensures a safe working environment, safe equipment, policies, and procedures in order to ensure workers’ health and safety. Workers’ insurance is maintained to protect workers against workplace injury or illness.

The Company has a COVID-19 Safety Plan:

●	Adding work from home flexibility;
●	Encourage those who are sick to stay home;
●	Increasing cleaning protocols across all locations;
●	Initiating regular communication regarding impacts of the COVID-19 pandemic, including health and safety protocols and procedures;
●	Providing additional personal protective equipment and cleaning supplies;
●	Prohibiting international non-essential travel for all employees; and
●	Requiring masks to be worn in all locations where required by local law.

Diversity and Inclusion

The Company has a culture and history of inclusion and diversity and this has enabled it to create, develop and fully leverage the strengths of its workforce to meet and exceed customer expectations and meet its growth objectives.

Potential Conflicts of Interest

Although Mr. Goodman and Ms. Feng work with other technology companies, and we do not have written procedures in place to address conflicts of interest that may arise between our business and the future business activities of Mr. Goodman and Ms. Feng, we do adhere to requirements that any deemed conflict is discussed at Board of Director meetings and with the Company’s legal counsel.

Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Code of Ethics

On August 13, 2020, the Company’s Board of Directors adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all officers, directors and employees and includes compliance and reporting requirements, procedures for conflicts of interest, public disclosures, requirements for the compliance with laws, rules and regulations and requirements relating to employment practices, duties relating to corporate opportunities, confidentiality, fair dealing, and the use of Company assets.

We intend to disclose any amendments or future amendments to our Code of Business Conduct and Ethics and any waivers with respect to our Code of Business Conduct and Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our corporate website within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics and Code of Business Conduct to any such officers or employees to date.

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Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. As described earlier in this Information Statement, the Majority Stockholder Consent approved a non-binding proposal that the frequency of an advisory vote on our executive compensation would be held every three years together with a non-binding resolution approving our executive compensation as described elsewhere in this Information Statement.

Director Independence

Since March 17, 2022, our common stock has been quoted on the Nasdaq Capital Market (“NASDAQ”), the listing rules of which require a majority of our Board of Directors to be comprised of “independent directors”, as defined in Rule 5605(a)(3) of the Nasdaq Capital Market Listing Rules.  Our Board of Directors has determined that each of Thomas E. McChesney, Murray G. Smith and Aaron Richard Johnston is an independent director as defined under the NASDAQ rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Certain Beneficial Owners and Management” table above, all of our Named Executive Officers and directors are beneficial owners of stock of the Company.

Compensation Recovery and Clawback Policies

Other than legal requirements under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), we currently do not have any policies in place in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. Under the Sarbanes-Oxley Act, our CEO and CFO may be subject to clawbacks in the event of a restatement. Thus, the Board has not deemed any additional recoupment policies to be necessary. We will continue to monitor regulations and trends in this area.

Insider Trading/Anti-Hedging Policies

All employees, officers and directors of, and consultants and contractors to, us or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace, the misuse of material nonpublic information in securities trading. The policy also includes specific anti-hedging provisions.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. Even during a trading window period, certain identified insiders, which include the named executive officers and directors, must comply with our designated pre-clearance policy prior to trading in our securities. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities.

Policy Against Hedging

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build. Accordingly, the Company discourages short sales of Company stock and any trading in derivatives (such as put and call options) that relate to Company securities by the Company’s officers and directors.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representation by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all filings required to be made under Section 16(a) during the nine months ending October 31, 2021 were timely made, except that Anthony Brian Goodman, our Chief Executive Officer and director, and Weiting ‘Cathy’ Feng, our Chief Operating Officer and director, each inadvertently failed to timely file one Form 4 (each relating to two prior transactions), which was filed during 2021 and another Form 4 (relating to three transactions each); Thomas E. McChesney, our director, inadvertently failed to timely file one Form 4 (relating to 13 prior transactions), which was filed in 2021; and Omar Jimenez, our Chief Financial Officer and Chief Compliance Officer, inadvertently failed to timely file one Form 4 (relating to one transaction).

AUDIT COMMITTEE REPORT

The Audit Committee, which is comprised exclusively of independent directors, represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the nine months ended October 31, 2021 and the fiscal year ended January 31, 2021, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the nine months ended October 31, 2021 and the fiscal year ended January 31, 2021 be included in the Company’s Transition Report on Form 10-K for the nine months ended October 31, 2021 and the fiscal year ended January 31, 2021, for filing with the Securities and Exchange Commission.

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The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Audit Committee

/s/ Murry G. Smith (Chairman)

/s/ Thomas E. McChesney

/s/ Aaron Richard Johnston

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Executive Officers

Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement. Our officers may receive compensation as determined by us from time to time by vote of the Board of Directors.

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
Anthony Brian Goodman	President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer, and Chairman of the Board of Directors	63
Omar Jimenez	Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer	60
Weiting ‘Cathy’ Feng	Chief Operating Officer and Director	38

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

ANTHONY BRIAN GOODMAN — PRESIDENT, CHIEF EXECUTIVE OFFICER (PRINCIPAL EXECUTIVE OFFICER), SECRETARY, TREASURER, AND CHAIRMAN OF THE BOARD OF DIRECTORS. Information regarding Mr. Goodman is set forth above under “Election of Directors”.

OMAR JIMENEZ — CHIEF FINANCIAL OFFICER (PRINCIPAL FINANCIAL/ACCOUNTING OFFICER) AND CHIEF COMPLIANCE OFFICER. Mr. Jimenez has served as our Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer since April 30, 2021. Since April 2020, Mr. Jimenez has also served as Chief Financial Officer and Chief Operating Officer of Alfadan, Inc. a pre-startup that will provide a series of marine specific engines ranging from 450 horsepower (HP) to 1,050 HP when the research and development on such engines is completed. From September 2016 to January 2020 and from January 2016 to January 2020, Mr. Jimenez served as Treasurer and Secretary and Chief Financial Officer and Chief Operating Officer, respectively, of NextPlay Technologies, Inc. (f/k/a Monaker Group, Inc.) (NXTP:NASDAQ), a travel services company. Mr. Jimenez also served as a member of the Board of Directors of NextPlay Technologies, Inc. (then known as Monaker Group, Inc.) from January 2017 to August 2019. Mr. Jimenez has held a variety of senior financial management positions during his career. From May 2009 to January 2016, he served as the founder of MARMEL International, Inc., a company that provides accounting and consulting services. In addition, from June 2004 to May 2009 he served as President and Chief Financial Officer at American Leisure Holdings, Inc. (AMLH:OTC & ALG:AIM), focusing on leisure and business travel, hospitality & hotels, call centers and real estate development. Mr. Jimenez also served from April 2002 to June 2004 as Director of Operations for US Installation Group, Inc., a selling and installation group for The Home Depot, and CFO and VP of Onyx Group, Inc., a conglomerate with 700 employees and annual revenues exceeding $400 million. Mr. Jimenez is a Certified Public Accountant (CPA), Chartered Global Management Accountant (CGMA), Chartered Property Casualty Underwriter (CPCU), a Member of the AICPA and FICPA. Mr. Jimenez holds a B.B.A in Accounting and a B.B.A in Finance from the University of Miami and an M.B.A from Florida International University.

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WEITING ‘CATHY’ FENG — CHIEF OPERATING OFFICER AND DIRECTOR. Information regarding Ms. Feng is set forth above under “Election of Directors”.

EXECUTIVE OFFICER COMPENSATION

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the nine months ended October 31, 2021, the fiscal year ended January 31, 2021, the six-month transition period ended January 31, 2020, and the fiscal year ended July 31, 2019. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity for the nine months ended October 31, 2021, the fiscal year ended January 31, 2021, the six-month transition period ended January 31, 2020, and the fiscal year ended July 31, 2019, (ii) were serving at the nine month period ending October 31, 2021 as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Fiscal Year Ended		Salary ($)	Bonus ($)	Stock Awards ($)#	Option Awards ($)#		All Other Compensation ($)		Total ($)

Anthony B. Goodman	2021-T	(1)	108,231	-	-	43,115,180	(5)	10,522	(2)	43,233,933
CEO and President	2021		106,663	-	-	-		3,683	(2)	110,346
	2020-T	(4)	40,986	-	-	1,236,381		-		1,277,367
	2019		73,224	-	-	-		-		73,224

Weiting ‘Cathy’ Feng	2021-T	(1)	90,192	-	-	11,186,368	(6)	8,768	(3)	11,285,328
COO and former CFO	2021		100,202	-	-	-		3,069	(3)	103,271
	2020-T	(4)	40,986	-	-	332,446		-		373,432
	2019		73,224	-	-	-		-		73,224

___________

*

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above.

#

The fair value of stock issued for services computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 on the date of grant. The fair value of options granted computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 on the date of grant. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards. See also “NOTE 11 – EQUITY”, in the notes to the audited financial statements included in the Form 10-KT, for more information regarding the valuation of such options.

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(1)	Refers to the transition period from February 1, 2021 to October 31, 2021.

(2)

On October 26, 2020, the Company entered into an Employment Agreement with Mr. Goodman, the Company’s CEO and Director. Mr. Goodman is to receive an annual salary of $144,000, plus a superannuation of 9.5% of Mr. Goodman’s salary. Beginning July 1, 2021, the superannuation was increased to 10% of the salary pursuant to Australian law. All other compensation only includes the superannuation amount.

(3)

On October 26, 2020, the Company entered into an Employment Agreement with Ms. Feng, the Company’s then CFO and Director. Ms. Feng is to receive an annual salary of $120,000, plus a superannuation of 9.5% of Ms. Feng’s salary. Beginning July 1, 2021, the superannuation was increased to 10% of the salary pursuant to Australian law. All other compensation only includes the superannuation amount.

(4)	Refers to the transition period from August 1, 2019 to January 31, 2020.

(5)

On June 29, 2021, the Company extended the expiration date of options to purchase 5,400,000 shares of common stock previously granted to Anthony Brian Goodman, the Company’s Chief Executive Officer, at an exercise price of $0.066 per share, which were to expire on June 30, 2021, until December 31, 2022.

(6)

On June 29, 2021, the Company extended the expiration date of options to purchase 1,400,000 shares of common stock previously granted to Weiting Feng, the Company’s Chief Operating Officer, at an exercise price of $0.06 per share, which were to expire on June 30, 2021, until December 31, 2022.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to unexercised stock options held by the Company’s executive officers at October 31, 2021.

Name	Option awards*
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
(a)	(b)	(c)	(d)	(e)	(f)
Anthony B. Goodman	5,400,000	-	-	0.066	December 31, 2022
Weiting ‘Cathy’ Feng	1,400,000	-	-	0.06	December 31, 2022
Omar Jimenez	50,000	-	-	9.91	April 23, 2023

____________

*There were no stock awards outstanding as of October 31, 2021 held by executive officers.

All outstanding option awards were fully-vested.

Employment and Consulting Agreements

Employment Agreement with Mr. Anthony Brian Goodman

On October 26, 2020, the Company entered into an Employment Agreement with Anthony Brian Goodman, the Company’s Chief Executive Officer and director.

The agreement, which provides for Mr. Goodman to serve as the Chief Executive Officer of the Company, was effective October 26, 2020, and remains in effect until October 26, 2023, unless terminated earlier pursuant to its terms, provided that the term of the agreement continues year-to-year thereafter unless either party provides notice to the other of its intent not to renew the agreement at least three months prior to the end of the initial term or any renewal term. Notwithstanding the above, the agreement may be terminated at any time by either party with or without cause. The agreement does not restrict Mr. Goodman’s ability to provide services to Luxor or Articulate.

Pursuant to the agreement, Mr. Goodman is to receive an annual salary of $144,000, plus a superannuation (an employee funded pension required by the Government of Australia), which is currently equal to 10% of Mr. Goodman’s salary, and pursuant to Australian law is to increase by 0.5% per year, beginning June 30, 2021 (when it increased from 9.5% to 10%), until it reaches 12% in 2025 (the “Superannuation”), payable every two weeks. Mr. Goodman’s salary may be increased every 12 months by the Compensation Committee of the Board of Directors in connection with increases in the cost of living, the responsibilities of Mr. Goodman and/or his performance. Increases of salary are not required to be set forth in an amendment to the Employment Agreement. Pursuant to the agreement, the Board of Directors has discretion to establish a cash bonus plan payable to Mr. Goodman and to set forth goals in connection with such plan, provided no plan has been established to date. The Board of Directors (or Compensation Committee of the Board of Directors) may also grant Mr. Goodman bonuses from time to time in its discretion, in cash, stock or other equity, including in the form of options, in amounts determined in the sole discretion of the Board of Directors (or Compensation Committee of the Board of Directors).

Pursuant to the agreement, Mr. Goodman is eligible to participate in all benefit programs offered by the Company to its senior executives. Mr. Goodman is entitled to holidays and annual leave in conformity with Australian law, along with seven additional days of leave pursuant to the terms of the agreement and up to 14 days per year of sick leave.

The agreement contains standard confidentiality and indemnification requirements. The agreement prohibits Mr. Goodman from competing against the Company in connection with the business of marketing of gaming intellectual property, tool bar technology, adware and ad serving products, in the United States, for a period of one year from the date of termination of the agreement.

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The agreement may be terminated by the Company (a) with not less than 2 weeks’ notice to Mr. Goodman of him being adjudicated disabled due to illness or accident; or (b) immediately if he (i) commits any act which may detrimentally affect the Company or its related companies, including any act of dishonesty, fraud, willful disobedience, misconduct or breach of duty; (ii) breaches any terms of the non-compete; (iii) materially breaches the Employment Agreement, and fails to cure such breach within 14 days after notice thereof is provided to Mr. Goodman; or (iv) is of unsound mind. Mr. Goodman may terminate the agreement immediately if (a) the Company has gone into bankruptcy; or (b) any amount owed to him under the agreement is not paid within two months after notice of such non-payment is provided to the Company. Additionally, if Mr. Goodman is involuntarily terminated, any unvested options vest immediately and are exercisable until the later of the original termination date thereof and 24 months after such termination date.

In the event the Company terminates the agreement other than for cause (defined as his gross negligence or willful misconduct which has a material adverse effect on the Company or his ability to perform his duties under the agreement), Mr. Goodman is due a severance payment equal to twelve months of salary, which is payable in a lump sum ten business days following the effective date of termination.

Mr. Goodman’s salary may be increased from time to time by the Board of Directors of the Company, or the Compensation Committee, which need not be documented by formal agreement, and Mr. Goodman, in the discretion of the Board of Directors and/or Compensation Committee, may also be granted bonuses from time to time, in the discretion of the Board and/or Compensation Committee in cash, stock, or options.

Employment Agreement with Ms. Weiting ‘Cathy’ Feng

On October 26, 2020, the Company entered into an Employment Agreement with Weiting ‘Cathy’ Feng, the Company’s former Chief Financial Officer, and current Chief Operating Officer and director.  On April 22, 2021, Ms. Feng was replaced as Chief Financial Officer by Mr. Jimenez, and was appointed as Chief Operating Officer of the Company.

The agreement, which provides for Ms. Feng to serve as the Chief Financial Officer, a role Ms. Feng served until April 22, 2021, when she was appointed Chief Operating Officer of the Company, was effective October 26, 2020, and remains in effect until October 26, 2021, unless terminated earlier pursuant to its terms, provided that the term of the agreement continues year-to-year thereafter unless either party provides notice to the other of its intent not to renew the agreement at least three months prior to the end of the initial term or any renewal term. Notwithstanding the above, the agreement may be terminated at any time by either party with or without cause. The agreement does not restrict Ms. Feng’s ability to provide services to Etrader Pty Ltd or Articulate Pty Ltd.

Pursuant to the agreement, Ms. Feng is to receive an annual salary of $120,000, plus a Superannuation (currently equal to 10% of her salary, and discussed in greater detail above under the description of Mr. Goodman’s employment agreement), payable every two weeks. Ms. Feng’s salary may be increased every 12 months by the Compensation Committee of the Board of Directors in connection with increases in the cost of living, the responsibilities of Ms. Feng and/or her performance. Increases of salary are not required to be set forth in an amendment to the Employment Agreement. Pursuant to the agreement, the Board of Directors has discretion to establish a cash bonus plan payable to Ms. Feng and to set forth goals in connection with such plan, provided no plan has been established to date. The Board of Directors (or Compensation Committee of the Board of Directors) may also grant Ms. Feng bonuses from time to time in its discretion, in cash, stock, other equity, including in the form of options, in amounts determined in the sole discretion of the Board of Directors (or Compensation Committee of the Board of Directors).

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Pursuant to the agreement, Ms. Feng is eligible to participate in all benefit programs offered by the Company to its senior executives. Ms. Feng is entitled to holidays and annual leave in conformity with Australian law, along with seven additional days of leave pursuant to the terms of the agreement and up to 14 days per year of sick leave.

The agreement contains standard confidentiality and indemnification requirements. The agreement prohibits Ms. Feng from competing against the Company in connection with the business of marketing of gaming intellectual property, tool bar technology, adware and ad serving products, in the United States, for a period of one year from the date of termination of the agreement.

The agreement may be terminated by the Company (a) with not less than 2 weeks’ notice to Ms. Feng of when she is adjudicated disabled due to illness or accident; or (b) immediately if she (i) commits any act which may detrimentally affect the Company or its related companies, including any act of dishonesty, fraud, willful disobedience, misconduct or breach of duty; (ii) breaches any terms of the non-compete; (iii) materially breaches the Employment Agreement, and fails to cure such breach within 14 days after notice thereof is provided to Ms. Feng; or (iv) is of unsound mind. Ms. Feng may terminate the agreement immediately if (a) the Company has gone into bankruptcy; or (b) any amount owed to her under the agreement is not paid within two months after notice of such non-payment is provided to the Company.

In the event the Company terminates the agreement other than for cause (defined as her gross negligence or willful misconduct which has a material adverse effect on the Company or her ability to perform her duties under the agreement), Ms. Feng is due a severance payment equal to six months of salary, which is payable as if Ms. Feng remained employed by the Company for such six-month period.

On April 27, 2021, Ms. Feng’s employment agreement was amended. The amendment is in connection with the change in Ms. Feng’s role with the Company, from Chief Financial Officer to Chief Operating Officer. All other terms of the agreement remained the same.

Ms. Feng’s salary may be increased from time to time by the Board of Directors of the Company, or the Compensation Committee, which need not be documented by formal agreement, and Ms. Feng, in the discretion of the Board of Directors and/or Compensation Committee, may also be granted bonuses from time to time, in the discretion of the Board and/or Compensation Committee in cash, stock, or options.

Consulting Agreement with Mr. Omar Jimenez

On April 22, 2021, the Company entered into a Consulting Agreement with Omar Jimenez. The Consulting Agreement provides for Mr. Jimenez to be paid $12,500 per month (which salary was increased to $25,000 per month on January 26, 2022, effective January 1, 2022) with the mutual consent of Mr. Jimenez and the Company), and granted options to purchase 50,000 shares of common stock, granted under the Company’s 2018 Equity Compensation Plan, with an exercise price of $9.91 per share, of which options to purchase 25,000 shares vested on April 22, 2021, and options to purchase 25,000 shares vested on the six month anniversary of the entry into the Consulting Agreement, which have a term of two years. Mr. Jimenez may also receive discretionary bonuses from time to time in the discretion of the Board of Directors in cash, stock, other equity, including options.

The Consulting Agreement has customary assignment of invention and work for hire language, confidentiality and indemnification requirements and requires Mr. Jimenez to devote at least 20 hours per week to the Company, which may be increased from time to time with the mutual approval of Mr. Jimenez and the Chief Executive Officer of the Company.

The Consulting Agreement requires Mr. Jimenez to provide services to the Company as Chief Financial Officer and Chief Compliance Officer (CCO), as are customary for these positions in public corporations of similar size as the Company.

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Mr. Jimenez’s salary may be increased from time to time by the Board of Directors of the Company, or the Compensation Committee, which need not be documented by formal agreement, and Mr. Jimenez, in the discretion of the Board of Directors and/or Compensation Committee, may also be granted bonuses from time to time, in the discretion of the Board and/or Compensation Committee in cash, stock, or options.

Option Extension

On June 29, 2021, the Company agreed to extend the exercise period of certain stock options granted to Anthony Brian Goodman, the Company’s Chief Executive Officer, Weiting Feng, the Company’s Chief Operating Officer, and an external consultant of the Company (collectively the “Optionees”), which options would have expired on June 30, 2021. The Company extended the expiration date of the options granted to the Optionees until December 31, 2022, which covered options to purchase 466,667 shares of common stock previously granted to the external consultant at an exercise price of $0.06 per share, options to purchase 5,400,000 shares of common stock previously granted to Anthony Brian Goodman at an exercise price of $0.066 per share, and options to purchase 1,400,000 shares of common stock previously granted to Weiting Feng at an exercise price of $0.06 per share. The Company recorded a total of $2,069 of expenses due to the option extension.

Equity Compensation Plans

Other than the 2022 Equity Incentive Plan, the adoption of which is described above under “The Company’s 2022 Equity Incentive Plan”, the Company has a 2018 Equity Incentive Plan, which provides for the grant of up to 33,333,333 shares of common stock as awards under the plan to eligible persons in consideration for services rendered to the Company. As of the date of this Information Statement an aggregate of 19,098,892 shares remain available for awards under the 2018 Equity Incentive Plan.

DIRECTOR COMPENSATION

Director Compensation Table

We grant our Board members options from time to time as consideration for their services to the Board. Our executive officers are not paid any consideration for their service to the Board separate from the consideration they are paid as executive officers of the Company, as shown above.

The following table sets forth summary information concerning the compensation we paid to non-executive directors during the nine months ended October 31, 2021:

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Thomas E. McChesney	$18,000	$—	$—	$18,000
Murray G. Smith	$18,000	$—	$—	$18,000
Aaron Richard Johnston	$18,000	$—	$—	$18,000

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Stock Awards, Non-Equity Incentive Plan Compensation, Change in Pension Value and Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See also “NOTE 11 – EQUITY”, in the notes to the audited financial statements included in the Form 10-KT, for more information regarding the valuation of such options. As of October 31, 2021, our non-executive directors held the following number of outstanding options to purchase shares of common stock of the Company: Mr. McChesney — 100,000; Mr. Smith — 100,000; and Mr. Johnston — 100,000.

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Independent Director Compensation Policy

Directors received $2,000 per month in consideration for their services on the Board of Directors until October 31, 2021. On September 29, 2021, the Board of Directors agreed to increase the compensation of all Independent Directors to $3,000 per month, commencing November 1, 2021, and to include an annual equity retainer of $25,000, payable in shares of common stock under the 2018 Equity Incentive Plan. The number of shares to be issued is to be determined by the average closing price for the five business days following the release of the Company’s Annual Report on Form 10-K. If the Director has served less than the previous 12 months, the share consideration shall be prorated. No equity awards have been approved for compensation for the 2022 fiscal year as of the date of this Information Statement.

DISSENTERS’ RIGHTS

Under Nevada law there are no dissenters’ rights available to our stockholders in connection with any of the actions approved in the Majority Stockholder Consent.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions disclosed herein.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of common stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

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STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE 2023 ANNUAL MEETING

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2023 annual meeting of stockholders, it must be received by our Secretary by no later than January 19, 2023, unless the date of the 2023 annual meeting of stockholders is more than 30 days before or after May 5, 2023, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2023 annual meeting of stockholders, stockholders are advised to review our Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 4, 2023 and the close of business on March 6, 2023 for the 2023 annual meeting of stockholders. In the event that the 2023 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after May 5, 2023, notice by the stockholder to be timely must be received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such 2023 annual meeting of stockholders.  All proposals should be sent to our principal executive offices at 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws are filed as, or incorporated by reference as, an exhibit to our Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103.

                All submissions to, or requests from, the Secretary of the Company should be made to: Golden Matrix Group, Inc., 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KT

As required, we have filed our transition report on Form 10-KT for the transition period from February 1, 2021, to October 31, 2021, with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-KT/A by writing to us at 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103, Attention: Corporate Secretary. The Form 10-KT is also available for download at https://www.iproxydirect.com/GMGI.

49

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Golden Matrix Group, Inc., 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103 or by faxing a communication to 702-318-9082.

WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to our Corporate Secretary, at 3651 Lindell Road, Suite D131, Las Vegas, Nevada 89103.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s website at http://www.sec.gov.  Additionally, copies of our filings and reports with the SEC are made available on our website at www.goldenmatrix.com, under the heading “Investors”—“SEC Filings”. Our website contains information we do not desire to incorporate by reference in this Information Statement.

Dated: May 18, 2022	GOLDEN MATRIX GROUP, INC.

	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman, Chief Executive Officer

50

Appendix A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: GOLDEN MATRIX GROUP, INC. Entity or Nevada Business Identification Number (NVID): E0357962008-6
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ______
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ______ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

A-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) Article IV has been amended and restated (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer — Title X ____________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Article IV of the Articles of Incorporation has been amended as set forth on Exhibit A hereto.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

A-2

ARTICLE IV

DIRECTORS AND OFFICERS

Section 1. Number of Directors. The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation (subject to Section 2, below). The board of directors shall consist of at least one (1) individual and not more than thirteen (13) individuals. The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

Section 2. Classified Board. The directors shall be classified, with respect to the time for which they shall hold their respective offices, by dividing them into three classes, to be known as “Class I,” “Class II” and “Class III.” Directors of Class I shall hold office until the next annual meeting of stockholders after the adoption of this Article IV(2) and until their successors are elected and qualified, directors of Class II shall hold office until the second annual meeting of stockholders after the adoption of this Article IV(2) and until their successors are elected and qualified and directors of Class III shall hold office until the third annual meeting of stockholders after the adoption of this Article IV(2) and until their successors are elected and qualified. At each annual meeting of stockholders following the adoption of this Article IV(2), successors to the directors of the class whose term of office expires at such annual meeting shall be elected to hold office until the third succeeding annual meeting of stockholders, so that the term of office of only one class of directors shall expire at each annual meeting. The number of directors in each class, which shall be such that as near as possible to one-third and at least one-fourth (or such other fraction as required by the NRS) in number are elected at each annual meeting, shall be established from time to time by resolution of the board of directors and shall be increased or decreased by resolution of the board of directors, as may be appropriate whenever the total number of directors is increased or decreased.

Section 3. Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Section 4. Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation to the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, sit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder, including, but not limited to, in connection with such person being deemed an Unsuitable Person (as defined in Article VII hereof).

 Section 5. Repeal and Conflicts. Any repeal or modification of Sections 3 and 4 above approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the corporation existing as at the time of such repeal or modification. In the event of any conflict between Sections 3 or 4 above and any other Article of the Articles, the terms and provisions of 3 or 4 above shall control.

A-3

Appendix B

B-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article VII has been added (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer — Title X ____________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Article VII has been added to the Articles of Incorporation as set forth on Exhibit A hereto.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

B-2

ARTICLE VII

SUPERMAJORITY VOTING ON CERTAIN TRANSACTIONS

Section 1. Amendment of Articles. The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles, in the manner now or hereafter prescribed by the NRS, and all rights conferred on stockholders herein are granted subject to this reservation; provided, however, that no amendment, alteration, change or repeal may be made to: Article IV(2), or this Article VII, without the affirmative vote of the holders of at least sixty-six and two-thirds percent (66⅔%) of the issued and outstanding shares of stock of the Corporation entitled to vote in the election of directors excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred, considered for the purposes of this section as one class.

Section 2. Additional Vote Required. Any affirmative vote required by this Article VII shall be in addition to the vote of the holders of any class or series of stock of the Corporation otherwise required by law, the Articles, the resolutions of the board of directors providing for the issuance of such class or series and any agreement between the Corporation and any securities exchange or over-the-counter market upon which the Corporation’s shares are listed or designated for trading.

B-3

Appendix C

 GOLDEN MATRIX GROUP, INC.

2022 EQUITY INCENTIVE PLAN

Golden Matrix Group, Inc.

2022 Equity Incentive Plan

C-1

GOLDEN MATRIX GROUP, INC.

2022 EQUITY INCENTIVE PLAN

ARTICLE I.

PREAMBLE

1.1. This 2022 Equity Incentive Plan of Golden Matrix Group, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2. Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Restricted Stock Units; (v) Stock Awards; (vi) Performance Shares; (vii) other Stock-Based Awards; or (viii) any combination of the foregoing.

1.3. The Company’s Board of Directors adopted the Plan on May 5, 2022, subject to stockholder approval (the “Adoption Date”). This Plan shall be subject to stockholder approval and shall not become effective until approved by stockholders. The date of such stockholder approval shall be defined as the “Effective Date”. Stockholder approval is to be obtained in accordance with the Company’s Articles of Incorporation and Bylaws, each as amended, and Applicable Laws. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Adoption Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof. The Effective Date was May 5, 2022.

1.4. The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5. Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II.

DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1. “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

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2.2. “Adoption Date” has the meaning given to such term in Section 1.3.

2.3. “Administrator” means the Board or a Committee.

2.4. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.5. “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.6. “Available Shares” means the sum of (i) 5,000,000 shares of Common Stock, and (ii) an annual increase on May 1st of each calendar year, beginning in 2023 and ending in 2032 (each a “Date of Determination”),in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) ten percent (10%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year, (B) 1,000,000 shares of Common Stock; and (C) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination. For clarity, the Available Shares is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. In no event may more than 10,000,000 total shares of Common Stock (or Awards) be issued under this Plan, subject to any adjustments as necessary to implement any capitalization adjustments as discussed herein.

2.7. “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Restricted Stock Units, Stock Awards, Performance Shares, or any combination of the foregoing.

2.8. “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.9. “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.10. “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

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2.11. “Change of Control” means (i) consummation of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 50% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.12. “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.13. “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Company has a Compensation Committee and it has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.14. “Common Stock” means the Company’s common stock.

2.15. “Company” means Golden Matrix Group, Inc., a Nevada corporation.

2.16. “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.17. “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant (unless otherwise provided for in the applicable Award Agreement), as determined by the Administrator in good faith and subject to Applicable Laws. Subject to Applicable Laws, the Administrator shall determine whether a leave of absence, or absence in military or government service, shall constitute an interruption of Continuous Service Status; provided, however, that, (i) if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period, and the Incentive Stock Option shall thereafter automatically become a Nonqualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy, and (ii) the Administrator shall not have any such discretion to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its subsidiaries or Affiliates, or their respective successors.

2.18. “Director” means a member of the Board of Directors of the Company.

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2.19. “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.20. “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.21. “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.22. “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Administrator. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant.

2.23. “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.24. “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.25. “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

2.25.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.25.2 If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2.25.3 In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

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2.25.4 The Administrator may also adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.26. “Grant Date” means, as to any Award, the latest of:

2.26.1 the date on which the Administrator authorizes the grant of the Award; or

2.26.2 the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.26.3 such other date (later than the dates described in 2.26.1 and 2.26.2 above) as the Administrator may designate and as set forth in the Participant’s Award Agreement.

2.27. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.28. “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.29. “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.30. “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.31. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.32. “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.33. “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

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2.34. “Outside Director” means a Director who either is not a current employee of the Company.

2.35. “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.36. “Performance Objectives” shall have the meaning set forth in ARTICLE X of the Plan.

2.37. “Performance Period” shall have the meaning set forth in ARTICLE X of the Plan.

2.38. “Performance Share” means an Award under ARTICLE X of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Administrator, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.39. “Plan” means this Golden Matrix Group, Inc. 2022 Equity Incentive Plan, as it may be amended from time to time.

2.40. “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.41. “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.42. “Restricted Stock Unit” means the right to receive one Share at the end of a specified period of time, which right is subject to forfeiture in accordance with ARTICLE VIII of the Plan.

2.43. “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Administrator, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.44. “Retirement” means retirement as determined under procedures established by the Administrator or in any Award, as set forth in a Participant’s Award Agreement.

2.45. “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

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2.46. “Shares” means shares of Common Stock issued in connection with Awards granted under this Plan, including, where applicable, upon exercise of Stock Options granted under this Plan.

2.47. “Share Limit” has the meaning given to such term under the definition of Available Shares, above.

2.48. “Stock Exchange” means any stock exchange or consolidated stock price reporting system (including, but not limited to NASDAQ) on which prices for the Common Stock are quoted at any given time, and shall initially mean The NASDAQ Capital Market.

2.49. “Stock Award” means an Award of shares of Common Stock under ARTICLE IX of the Plan.

2.50. “Stock-Based Awards” has the meaning given to such term in Section 11.1.

2.51. “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.52. “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.53. “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Administrator in its sole discretion. In determining whether a Termination of Service has occurred, the Administrator may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

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ARTICLE III.

ADMINISTRATION

3.1. The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3. The Administrator shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Administrator may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Administrator’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XIII, and terminate or suspend the Plan as provided in ARTICLE XIII. All acts, determinations and decisions of the Administrator made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Administrator may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

3.2. The Administrator may, to the full extent permitted by and consistent with Applicable Law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee (if any) or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1 If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Administrator as set forth herein, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2 The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3 In addition to, and not in limitation of, the right of Administrator, the full Board of Directors and/or the Company’s Compensation Committee (if any) may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other Applicable Law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Administrator to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

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3.3. Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE XII, the Administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE XII or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Administrator may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4. Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be the Available Shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1 For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2 If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or Restricted Stock Units or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

3.4.3 For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

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3.4.4 The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other Applicable Law, rule or regulation.

3.5. Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Administrator. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Administrator (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6. In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act on Form S-8, no registered shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural persons (as such term is interpreted by the SEC); and (b) except where such persons provide bona fide services to the Company; and no such registered shares shall be issuable (i) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (ii) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7. The Administrator may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any Stock Exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.

3.8. Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a stockholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Administrator, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

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3.9. The total amount of shares with respect to which Awards may be granted under the Plan, the Share Limit, the ISO Limit and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10. No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. The members of the Administrator shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11. The Administrator shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in Applicable Laws, regulations or accounting principles. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Administrator may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12. Subject to the express provisions of the Plan, the Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Administrator in its sole discretion.

3.13. Limitation on Non-Employee Director Awards. The maximum number of Shares subject to Awards granted during a single calendar year to any non-employee Director, taken together with any cash fees paid during the calendar year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). For avoidance of doubt, compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

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ARTICLE IV.

INCENTIVE STOCK OPTIONS

4.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1 Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Administrator.

4.1.2 The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

4.1.3 An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Administrator as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Administrator), unless employment shall have terminated:

(i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

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(iii) and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4 The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.1.5 No Incentive Stock Options may be granted more than ten (10) years from the Adoption Date.

4.1.6 The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2. The Administrator may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.3. Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

4.4. Subject to the limitations of Section 3.4, and notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.9 hereof, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan is 10,000,000 shares (the “ISO Limit”).

4.5. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

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ARTICLE V.

NONQUALIFIED STOCK OPTIONS

5.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1 Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Administrator.

5.1.2 The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3 A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Administrator and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement.

5.2. The Administrator may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI.

INCIDENTS OF STOCK OPTIONS

6.1. Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Administrator and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with Applicable Laws, regulations or rulings of any governmental authority.

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6.2. Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Administrator, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Administrator may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Administrator shall apply to the right to consent to amendments to the Award Agreement.

6.3. Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Administrator, subject to limitations set forth in the Stock Option Award Agreement. The Administrator may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Administrator. In the sole discretion of the Administrator, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Administrator also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4. The holder of a Stock Option shall have no rights as a stockholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5. The Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

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6.6. The Administrator may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

6.7. The Administrator shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8. Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company, or the holder of the Stock Option. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, Restricted Stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted, provided that no repricing may (1) increase the exercise price of any Stock Option, or (2) reduce the exercise price below the Fair Market Value of the Company’s Common Stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof).

6.9. In addition to, and without limiting the above Section 6.8, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

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ARTICLE VII.

RESTRICTED STOCK

7.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2. The Administrator shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1 the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

7.2.2 the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3 the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4 whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5 whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6 whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3. Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Administrator may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Administrator and has otherwise complied with the applicable terms and conditions of such Award.

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7.4. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5. Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6. Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Administrator, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7. Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a stockholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Administrator may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Administrator shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII.

RESTRICTED STOCK UNITS

8.1. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Eligible Persons in such amounts as the Administrator will determine in its sole discretion.

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8.2. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, vesting criteria, form of payout, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion

8.3. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

8.4. Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Stock Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the Award Agreement, Restricted Stock Units may be paid in cash, Shares, or a combination thereof at the sole discretion of the Administrator. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

8.5. All unvested Restricted Stock Units shall be forfeited to the Company on the date set forth in the Award Agreement and again will become available for grant under the Plan.

ARTICLE IX.

STOCK AWARDS

9.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE IX.

9.2. For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

9.3. Unless otherwise determined by the Administrator and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder of the Company. Notwithstanding any other provision of this Plan, unless the Administrator expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

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ARTICLE X.

PERFORMANCE SHARES

10.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE X.

10.2. The Administrator shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

10.2.1 the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

10.2.2 the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

10.2.3 the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

10.2.4 the form of settlement of a Performance Share.

10.3. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

10.4. Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

10.5. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

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10.6. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

10.7. The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Administrator and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

10.8. Performance Shares shall not be transferable by the Participant. The Administrator shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE XI.

OTHER STOCK-BASED AWARDS

11.1. Grant of Stock-Based Awards. The Administrator is authorized to make Awards of other types of equity-based or equity-related awards and fully vested stock awards, including grants of fully vested Shares (collectively, “Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Administrator shall determine, including without limitation the payment of cash bonuses or other incentives in the form of Stock-Based Awards. Unless otherwise determined by the Administrator, all Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. Such Stock-Based Awards may have a value, exercise price or strike price, in the discretion of the Board, of less than 100% of the Fair Market Value at the time of award.

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ARTICLE XII.

CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

12.1. Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

12.1.1 all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

12.1.2 all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Administrator, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

12.1.3 all outstanding shares of Restricted Stock and Restricted Stock Units with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

12.2. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 12.1.1, 12.1.2 and 12.1.3 above.

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12.3. After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Administrator may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XIII.

AMENDMENT AND TERMINATION

13.1. Subject to the provisions of Section 13.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof, to the extent required by the Act or the Code, or rules and regulations of the Stock Exchange and/or such other securities exchanges, if any, which the Company’s Common Stock is then subject to, however, no amendment, without approval by the Company’s stockholders, shall:

13.1.1 materially alter the group of persons eligible to participate in the Plan;

13.1.2 except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

13.1.3 alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

13.2. No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the stockholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Administrator) any Award theretofore granted to such Participant under this Plan; provided, however, that the Administrator retains the right and power to:

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13.2.1 annul any Award if the Participant is terminated for cause as determined by the Administrator; and

13.2.2 convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

13.3. If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE XII.

ARTICLE XIV.

SECURITIES MATTERS AND REGULATIONS

14.1. Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

14.2. Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

14.3. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

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ARTICLE XV.

SECTION 409A OF THE CODE

15.1. Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

15.2. With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Participant’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to Subsidiary and such Subsidiary ceases to be a Subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Participant who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

ARTICLE XVI.

MISCELLANEOUS PROVISIONS

16.1. Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the stockholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Administrator, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Administrator.

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16.2. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

16.3. The terms of the Plan shall be binding upon the Company, its successors and assigns.

16.4. Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

16.5. This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

16.6. Each Participant exercising an Award hereunder agrees to give the Administrator prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof, as applicable.

16.7. If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

16.8. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

16.9. The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

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16.10. If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

16.11. Compliance with other laws.

16.11.1 For Reporting Persons:

(i) the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii) all transactions involving Participants who are subject to Section 16(b) of the Act are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii) any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

16.11.2 If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

16.11.3 Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Administrator in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Administrator in its exclusive discretion.

16.12. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

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16.13. Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

16.14. The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

16.15. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

16.16. Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

16.17. The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

16.18. A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

16.19. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

16.20. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

16.21. Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

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16.22. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Affiliate that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

16.23. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to its current business address and to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

16.24. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Administrator or another third party selected by the Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

16.25. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

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16.26. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or non-U.S. tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

* * * * * *

Adopted by the Board of Directors on May 5, 2022.

Adopted and ratified by the stockholders of the Company on May 5, 2022.

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